UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
Nuveen Municipal
Bond Funds

It's not what you earn, it's what you keep.®
Annual Report May 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	FZCCX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FAFKX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNCCX	FNMCX	FNMRX

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Table
of Contents

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Chairman’s Letter
to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.
At the year’s halfway point, the political landscape and its implications for the economy continue to be reevaluated. The lack of success in reforming health care policy has cast doubts on the president’s ability to move his agenda of pro-growth legislation forward. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March’s Dutch general election and May’s French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now signaling its intention to begin shrinking its balance sheet in addition to raising interest rates, policy moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
July 24, 2017

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Portfolio Managers’
Comments
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Christopher L. Drahn, CFA, review U.S. economic and municipal market conditions, key investment strategies and the performance of the Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund. Michael has managed the Arizona and New Mexico Funds since 2011, and Chris has managed the Colorado Fund since that same year.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2017?
During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace thereafter. The Bureau of Economic Analysis reported an annual growth rate of 1.2% for the U.S. economy in the first quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. By comparison, the annual GDP growth rate in the fourth quarter of 2016 was 2.1%.
Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in May 2017 from 4.7% in May 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended May 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P
CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in April 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.
The Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017 (subsequent to the close of this reporting period). These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
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Portfolio Managers’ Comments (continued)
seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations.
Politics also dominated the headlines in this reporting period with major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process.
For the municipal bond market, performance was defined by a major sell-off in municipal bonds following the presidential election and the market’s subsequent recovery in the first half of 2017. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.
However, stabilizing market conditions in December 2016 gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates reached a higher level than where they began.
In the reporting period overall, municipal bond issuance nationwide totaled $421.0 billion, an 8.1% gain from the issuance for the twelve-month period ended May 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.
Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
What were the economic and market environments in Arizona, Colorado and New Mexico during the twelve-month reporting period ended May 31, 2017?
Arizona’s economy continues to expand and is poised for additional growth after experiencing a severe housing market decline. Growth in finance, insurance, and real estate and leasing has led recent improvements in the state’s employment picture. Arizona’s favorable business environment has lured new business investment such as Lucid Motors’ electric vehicle factory and Kudelski’s (Swiss cybersecurity firm) North American headquarters into the state. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 5.7% over the twelve months ended April 2017 (most recent data available at the time this report was prepared), compared with a 5.5% price increase nationally. In the job market, the Arizona unemployment rate was 5.1% as of May 2017. Prior to the recent revenue growth, the state had reported it will face budgetary shortfall for Fiscal Year 2017 before becoming in balance by Fiscal Year 2018. Governor Ducey signed its $9.6 billion Fiscal Year 2017 Budget, up 5.6% over previously enacted budget. It achieves structural balance for the first time since 2007, which provides additional money for K-12 education and transportation infrastructure without raising taxes. Governor Ducey’s Proposed General Fund Fiscal Year 2018 Budget totals $9.7 billion, up 1.8% over
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the prior enacted Fiscal Year and includes no new taxes. In May 2015, Moody’s raised Arizona’s issuer rating to Aa2 and changed its outlook for the state to stable, an upgrade from its previous Aa3 rating with positive outlook. S&P also upgraded the State of Arizona’s issuer credit rating to AA from AA- and revised its outlook to stable from positive on May 20, 2015. During the twelve months ended May 31, 2017 municipal issuance in Arizona totaled $7.6 billion, a gross issuance increase of 60% from the twelve months ended May 31, 2016.
The economic expansion has continued in Colorado due to a well-diversified economy, educated workforce, high paying jobs and strong immigration. In 2016, the state’s economy expanded at a rate of 2%, compared with the national growth rate of 1.5%, which ranked Colorado 13th in terms of GDP growth by state. Colorado is home to one of the most well-educated work forces in the country and a burgeoning tech sector which will continue to be a driving force behind economic growth. The healthy growth rate is notable despite the energy sector acting as a headwind in 2016 but that should reverse in 2017 as the energy sector is showing signs of a recovery. As of May 2017, Colorado’s unemployment rate of 2.3% was the lowest in the country and well below the national rate. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Denver rose 8.2% during the twelve months ended April 2017 (most recent available data at the time this report was prepared), compared with a price increase of 5.5% nationally. The state recently approved a $26.8 billion state budget for Fiscal Year 2018 after a difficult negotiation. The budget represents a 4% increase over the Fiscal Year 2017 budget and it was a tough process as difficult decisions had to be made such as $264 million cut to hospitals because the budget had to meet the limits set by the state’s Taxpayer Bill of Rights (TABOR). As of May 2017, Colorado’s long-term appropriation-backed obligations carried credit ratings of Aa2 and AA- from Moody’s and S&P, respectively. Colorado has issued $9.8 billion in municipal bonds for the twelve months ending May 31, 2017, a gross issuance increase of 45.6% when compared with the twelve months ending May 31, 2016.
New Mexico’s economy has seen significant revenue declines over the last three years due to falling energy prices resulting in layoffs in mining and oil drilling and increasing its risk of falling back into recession. Due to relatively low economic diversity concentrated in volatile oil and gas extraction and government, what happens at the federal budget level has an outsized impact to the State. Federal funding budget cuts to defense spending and government employment continues to be a risk to the State’s recovery. Tourism has helped to partially offset declines in mining and government. New Mexico’s unemployment rate of 6.6% as of May 2017, exceeds the national average of 4.3%. New Mexico’s per capita income was 83% of the national average. The enacted Fiscal Year 2017 General Fund budget totals $6.2 billion which reduces overall state spending due to the decline in oil and gas prices and their related revenues. The Proposed General Fund Budget for Fiscal Year 2018 totals $6.1 billion and aims to fill a $300 million deficit through maintaining the cuts adopted by the Legislature in the 2016 Special Session, consolidation of certain state agencies, simplifies the tax code and eliminates subsidies for counties that have already raised taxes. The State’s debt burden as a percentage of personal income ranks 18th among the states and 21st based on debt per capita according to Moody’s State Debt Medians 2016. On November 10, 2016, Standard and Poor’s downgraded the rating to AA from AA+ with a Negative Outlook on the State’s General Obligation bonds citing “a sustained decline in general fund balances due to weak revenue trends because of declines in the oil and gas industry and slow federal employment growth." Moody’s downgraded the State’s GO rating to Aa1 from Aaa rating and assigned a Negative Outlook on October 25, 2016. The downgrade is “driven by the depletion of general fund reserves following a very large and unanticipated shortfall in tax revenues for fiscal 2016 and 2017.” For the twelve months ended May 31, 2017, New Mexico issued $1.7 billion in municipal bonds, a 3.6% decrease compared with the twelve-month period ended May 31, 2016.
How did the Funds perform during the twelve-month reporting period ended May 31, 2017?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for the one-year, five-year, ten-year and/or since inception periods ended May 31, 2017. Each Fund’s Class A Share at net asset value (NAV) returns are compared with the performance of a corresponding market index and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Arizona, Colorado and New Mexico Funds underperformed the S&P Municipal Bond Index, while outperforming their respective Lipper classification average.
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Portfolio Managers’ Comments (continued)
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2017?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Arizona Municipal Bond Fund
The Nuveen Arizona Municipal Bond Fund’s Class A Shares at NAV lagged the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017.
Sector selection was a negative factor for the Fund’s relative performance, with overweightings in higher education securities and pre-refunded bonds detracting the most. Many of the Fund's underperforming higher education bonds were purchased during the summer and early fall of 2016, amid constrained supply of Arizona municipal bonds but strong investor demand. The low yields for the reporting period and the post-election sell-off was particularly impactful for any municipal bond purchased during that time. In Arizona it just happened to be the high education sector. Subsequently, any bond purchased during late November 2016 through May 2017 performed well in the portfolio, however overall yields have not gone as low as they did during the summer and early fall 2016. Meanwhile, our pre-refunded securities, which are some of the shortest-maturity, highest quality bonds in the marketplace, lagged the index given that the market environment favored longer term, higher quality bonds.
In contrast, yield curve positioning was a positive relative performance factor. The Fund’s underweighting in bonds of two to six years added value, as short-term interest rates rose. Overweighting bonds of eight to twelve years was also helpful, given that longer-term yields remained comparatively stable. Additionally, the Fund was well positioned among our holdings in bonds with maturities of under two years. In particular, we did well with our investments in housing bonds, particularly multi-family housing, as well as with bonds that were advance refunded this reporting period and accordingly experienced significant reductions in their credit and interest rate risk.
The Fund’s credit rating exposure produced mixed results. We were helped by being underweighted in high quality, AAA rated bonds and also overweighting non-rated securities. Generally speaking, the lower the bond’s credit rating, the better it performed during the reporting period, as investors moved down the credit scale in search of yield. However, the Fund’s underweightings in securities rated AA and B also hurt on a relative basis.
In buying and selling bonds during the reporting period, one of our strategies focused on swapping out of some lower yielding holdings into comparable higher yielding bonds. We sold some bonds issued by University of Arizona, Arizona State University and Banner Health. Because these are well known issuers whose bonds trade often in the marketplace, we were able to obtain what we viewed as attractive prices.
In place of these securities, we added higher yielding bonds by some of the same issuers, including University of Arizona, as well those issued by less well-known entities including Queen Creek, a municipality outside Phoenix. Similarly, we sold some lower yielding holdings issued by Guam for higher yielding securities issued by that U.S. territory. We also sold some uninsured U.S. Virgin Island securities due to our concerns about the island’s credit quality, while maintaining a small insured position in the territory’s bonds at the end of the reporting period.
Nuveen Colorado Municipal Bond Fund
The Nuveen Colorado Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017.
The Fund’s coupon positioning was one detractor from relative performance. The Fund had a modest overweighting in bonds with lower coupons (around 4% and under), which lagged the municipal bond market during the weeks after the November 2016 U.S. elections. These securities experienced bigger price declines than their higher coupon counterparts during the post-election sell-off and began trading at significant discounts to their par (face) value. Investors tend to sometimes require additional yield on discounted securities, given the potentially unfavorable tax treatment in certain situations of bonds priced at a steep discount to par.
In response to the general weakening in the municipal bond market late in 2016, we looked for opportunities to swap some holdings with 4% coupons and below for those with higher coupons. We felt our higher coupon purchases could provide the Fund with a better
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income stream and would likely outperform bonds with lower coupons should interest rates move higher. By engaging in these swaps, we were also able to generate tax losses that we will be able to apply against future gains.
Another slight negative for relative performance stemmed from our lack of exposure to tobacco bonds. Such securities are not issued in Colorado but do represent part of the Fund’s national municipal market benchmark. As investors favored the sector for its income, tobacco bonds outperformed the overall municipal bond market during the reporting period. Similarly, not owning any Puerto Rico bonds was a modest drag on relative performance, given that bonds from this U.S. territory outperformed largely due to their higher yields.
The Fund’s duration (interest rate) positioning had a generally neutral effect on relative performance. Our duration was slightly longer than that of the index, which added value early and late in the reporting period but was an offsetting negative in late 2016, when the municipal market was under pressure.
On the positive side, the Fund benefited from its overweighting in bonds with more credit risk, particularly its selection in the BBB rating category. The Fund's lower rated bonds generally fared better than the broad market throughout much of the reporting period, helped by strong demand from investors seeking bonds with a higher degree of income.
Throughout the reporting period, we took advantage of opportunities to purchase BBB rated and, to a lesser extent, non-rated securities. We were already overweighted in these rating categories but still found attractive newly issued investments in each area. In the BBB segment, we were particularly active in adding to our holdings in Colorado metropolitan district issuers, which are relatively common financing tools in the state used to fund infrastructure for commercial or residential building development projects. A heavy supply of these securities helped make them attractively valued in our view, and their relatively high yields made them further appealing to us.
Other notable purchases this reporting period included bonds for the Denver Convention Center Hotel Authority, the University of Denver and the Eagle River Fire Protection District. In all of these cases, we liked the bonds for their credit outlook and attractive valuations. Proceeds for these purchases predominantly came from new investment inflows, bond calls and bond maturities.
At the end of the reporting period, the Fund held a small position in the tax-exempt bonds issued by the Guam Waterworks Authority, as well as a small and long-held position in an Illinois continuing care retirement center bond. In both instances, we owned the bonds for their high coupons and income stream relative to most Colorado issues available during the reporting period.
Nuveen New Mexico Municipal Bond Fund
The Nuveen New Mexico Municipal Bond Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017, with credit positioning and security selection the two main detractors.
In terms of credit positioning, the Fund was hurt by underweightings in below investment grade bonds, which outperformed their investment grade counterparts. Having less exposure than the index to bonds rated A also detracted, given the relative strength of this credit tier relative to other parts of the investment grade market.
In terms of security selection, certain holdings purchased in the summer of 2016, when the market was at a relative high point and municipal bond yields were low, significantly underperformed. The negative performance effects of owning low coupon securities were somewhat offset by our move to swap them in early 2017 for similarly structured holdings with higher yields, and these latter bonds subsequently performed well.
In contrast, sector allocation added value, led by our overweighting in housing securities, one of the top-performing sectors for the reporting period. In contrast, an overweighting in water and sewer bonds hampered results in light of the category’s relative underperformance.
During the reporting period, many of the Fund’s purchases and sales stemmed from swapping out of lower yielding holdings and into comparable bonds offering higher yields following the market’s decline in late 2016. In making new purchases, we were active across the credit rating spectrum, with notable issuers including Montecito Estates, Roswell water and sewer bonds, and a New Mexico continuing care retirement community. We also reinvested the proceeds of bond calls and sold short-dated securities to fund other purchases for the Fund.
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Portfolio Managers’ Comments (continued)
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but it was recently announced that combination is scheduled to take place on October 16, 2017 (subject to change). Such changes could have an impact on the net asset value of the Fund’s shares.
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Risk Considerations
and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of May 31, 2017, the Funds had positive UNII balances for tax purposes. Arizona and Colorado and positive UNII balances, while New Mexico had a negative UNII balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
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Fund Performance, Expense Ratios
and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
NUVEEN      13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Arizona Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.84%	3.16%	4.19%
Class A Shares at maximum Offering Price	(3.36)%	2.29%	3.74%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Other States Municipal Debt Funds Classification Average	0.61%	2.44%	3.51%
Class C2 Shares	0.29%	2.60%	3.62%
Class I Shares	1.05%	3.38%	4.40%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.12%	3.67%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.25)%	3.08%	4.23%
Class A Shares at maximum Offering Price	(5.39)%	2.21%	3.78%
Class C2 Shares	(1.80)%	2.52%	3.66%
Class I Shares	(1.13)%	3.28%	4.43%

	Average Annual
	1-Year	Since Inception
Class C Shares	(2.14)%	3.48%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.87%	1.67%	1.42%	0.67%
14      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	0.75%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Colorado Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.76%	3.88%	4.48%
Class A Shares at maximum Offering Price	(3.44)%	2.99%	4.04%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Other States Municipal Debt Funds Classification Average	0.61%	2.44%	3.51%
Class C2 Shares	0.27%	3.33%	3.91%
Class I Shares	0.93%	4.08%	4.68%

	Average Annual
	1-Year	Since Inception
Class C Shares	(0.07)%	4.17%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.32)%	3.87%	4.53%
Class A Shares at maximum Offering Price	(5.45)%	2.97%	4.08%
Class C2 Shares	(1.81)%	3.31%	3.97%
Class I Shares	(1.07)%	4.07%	4.74%

	Average Annual
	1-Year	Since Inception
Class C Shares	(2.06)%	4.01%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%
16      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Mexico Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.81%	2.40%	3.70%
Class A Shares at maximum Offering Price	(3.44)%	1.51%	3.26%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Other States Municipal Debt Funds Classification Average	0.61%	2.44%	3.51%
Class C2 Shares	0.29%	1.85%	3.13%
Class I Shares	1.04%	2.61%	3.91%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.01%	3.14%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.07)%	2.37%	3.73%
Class A Shares at maximum Offering Price	(5.19)%	1.50%	3.29%
Class C2 Shares	(1.49)%	1.82%	3.19%
Class I Shares	(0.84)%	2.56%	3.95%

	Average Annual
	1-Year	Since Inception
Class C Shares	(1.77)%	3.00%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.87%	1.66%	1.42%	0.66%
18      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      19

Yields as of May 31, 2017
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.50%	1.83%	2.05%	2.82%
SEC 30-Day Yield	1.94%	1.23%	1.48%	2.22%
Taxable-Equivalent Yield (31.3%)[2]	2.82%	1.79%	2.15%	3.23%
Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.99%	2.29%	2.57%	3.29%
SEC 30-Day Yield	2.13%	1.43%	1.68%	2.42%
Taxable-Equivalent Yield (31.3%)[2]	3.10%	2.08%	2.45%	3.52%
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.81%	2.13%	2.42%	3.15%
SEC 30-Day Yield	1.92%	1.21%	1.46%	2.20%
Taxable-Equivalent Yield (31.5%)[2]	2.80%	1.77%	2.13%	3.21%
1     The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2     The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
20      NUVEEN

Holding
Summaries as of May 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Arizona Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	102.8%
Other Assets Less Liabilities	(2.0)%
Net Assets Plus Floating Rate Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	23.6%
Education and Civic Organizations	18.8%
U.S. Guaranteed	12.7%
Health Care	12.3%
Tax Obligation/General	10.8%
Water and Sewer	10.0%
Utilities	6.2%
Other	5.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	18.7%
AA	53.4%
A	11.7%
BBB	6.1%
BB or Lower	3.1%
N/R (not rated)	7.0%
Total	100%
NUVEEN      21

Holding Summaries as of May 31, 2017 (continued)
Nuveen Colorado Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.5%
Other Assets Less Liabilities	2.5%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	30.5%
Health Care	15.1%
U.S. Guaranteed	14.6%
Education and Civic Organizations	13.1%
Tax Obligation/General	8.1%
Transportation	6.6%
Long-Term Care	5.0%
Other	7.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	15.3%
AA	38.5%
A	17.6%
BBB	14.2%
BB or Lower	3.1%
N/R (not rated)	11.3%
Total	100%
22      NUVEEN

Nuveen New Mexico Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.9%
Other Assets Less Liabilities	2.1%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	41.1%
Water and Sewer	13.0%
Education and Civic Organizations	11.6%
U.S. Guaranteed	8.5%
Health Care	7.8%
Tax Obligation/General	6.2%
Other	11.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	17.5%
AA	57.8%
A	14.5%
BBB	5.0%
N/R (not rated)	5.2%
Total	100%
NUVEEN       23

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2017.
The beginning of the period is December 1, 2016.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,045.50	$1,041.30	$1,042.50	$1,046.50
Expenses Incurred During the Period	$ 4.33	$ 8.40	$ 7.13	$ 3.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.69	$1,016.70	$1,017.95	$1,021.69
Expenses Incurred During the Period	$ 4.28	$ 8.30	$ 7.04	$ 3.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.40% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
24      NUVEEN

Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,047.00	$1,042.70	$1,044.10	$1,048.00
Expenses Incurred During the Period	$ 4.24	$ 8.35	$ 7.08	$ 3.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.79	$1,016.75	$1,018.00	$1,021.79
Expenses Incurred During the Period	$ 4.18	$ 8.25	$ 6.99	$ 3.18
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.64%, 1.39% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.90	$1,036.60	$1,038.20	$1,041.90
Expenses Incurred During the Period	$ 4.48	$ 8.53	$ 7.27	$ 3.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.54	$1,016.55	$1,017.80	$1,021.54
Expenses Incurred During the Period	$ 4.43	$ 8.45	$ 7.19	$ 3.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.88%, 1.68%, 1.43% and 0.68% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
NUVEEN      25

Report of
Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust I and Shareholders of
Nuveen Arizona Municipal Bond Fund,
Nuveen Colorado Municipal Bond Fund and
Nuveen New Mexico Municipal Bond Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (separate portfolios of Nuveen Multistate Trust I, hereafter referred to as the “Funds”) as of May 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
July 26, 2017
26      NUVEEN

Nuveen Arizona Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.8%
	MUNICIPAL BONDS – 102.8%
	Education and Civic Organizations – 19.3%
$ 1,845	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/47	7/26 at 100.00	AA	$2,142,008
500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	575,165
2,080	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	AA	2,363,982
940	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	1,063,629
1,500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	1,721,160
1,250	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2016, 5.000%, 6/01/38	6/26 at 100.00	Aa2	1,459,863
215	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A, 5.125%, 7/01/37	7/26 at 100.00	BB	223,179
380	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	BB+	391,738
775	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37	7/26 at 100.00	AA-	881,570
1,125	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	1,264,601
800	Northern Arizona University, System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	921,032
460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	509,482
25	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BB	25,508
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	423,292
220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42 (4)	7/22 at 100.00	N/R	77,002
165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB+	179,302
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	BBB-	430,120
220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/35	7/25 at 100.00	Ba1	226,776
350	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	Ba1	358,197
175	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015, 3.250%, 7/01/25	No Opt. Call	BBB-	173,369
NUVEEN      27

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A2	$1,139,010
1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A	1,224,394
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
100	6.000%, 6/15/37	6/26 at 100.00	N/R	101,318
320	6.125%, 6/15/47	6/26 at 100.00	N/R	324,605
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB	89,348
25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	25,580
215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	198,322
250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools, Mesa Project, Series 2015A, 5.000%, 12/15/34	6/25 at 100.00	BB	245,133
145	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/34 – BAM Insured	7/26 at 100.00	AA	170,044
470	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	530,851
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA-	288,828
600	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa3	629,574
500	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015A, 5.000%, 9/01/34	3/25 at 100.00	BB+	512,880
575	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	649,951
19,500	Total Education and Civic Organizations			21,540,813
	Health Care – 12.7%
590	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA-	660,004
500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	539,250
1,480	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	1,589,920
1,510	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	1,695,307
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A:
1,750	5.000%, 1/01/32	1/27 at 100.00	AA-	2,069,987
2,000	5.000%, 1/01/35	1/27 at 100.00	AA-	2,336,400
1,000	5.000%, 1/01/38	1/27 at 100.00	AA-	1,158,260
1,025	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,109,142
28      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 295	Yavapai County Industrial Development Authority, Arizona, Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical Center, Series 2016, 5.000%, 8/01/36	8/26 at 100.00	Baa1	$326,261
580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Northern Arizona Healthcare System, Refunding Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA	658,242
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
500	5.000%, 8/01/20	No Opt. Call	Baa1	551,675
750	5.250%, 8/01/33	8/23 at 100.00	Baa1	839,400
500	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	8/24 at 100.00	A-	570,310
12,480	Total Health Care			14,104,158
	Housing/Multifamily – 1.8%
2,025	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass-through Certificates Series 2002-4, 5.800%, 11/01/34 (Alternative Minimum Tax) (Mandatory Put 11/01/21)	8/17 at 100.00	N/R	2,026,458
	Long-Term Care – 1.0%
940	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	906,714
220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	234,692
1,160	Total Long-Term Care			1,141,406
	Tax Obligation/General – 11.1%
550	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/34 – BAM Insured (WI/DD, Settling 6/08/17)	7/27 at 100.00	AA	649,649
765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	AA	899,847
860	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	956,372
425	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 5.500%, 7/01/30	7/23 at 100.00	Aa1	517,272
1,000	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	Aa1	1,166,790
550	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2016C, 4.000%, 7/01/34 – AGM Insured	7/26 at 100.00	AA	589,815
285	Maricopa County Unified School District 89, Dysart, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/01/27 – BAM Insured	7/26 at 100.00	AA	324,011
860	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/35	7/27 at 100.00	Aa2	1,029,368
750	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017, 5.000%, 7/01/35	7/27 at 100.00	Aa3	876,817
335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	388,215
1,125	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,282,995
NUVEEN      29

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 500	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project of 2011, Series 2013B, 5.000%, 7/01/32 – BAM Insured	7/23 at 100.00	AA	$565,005
750	Pima County Unified School District 20 Vail, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015, 5.000%, 7/01/33 – AGM Insured	7/25 at 100.00	AA	865,672
800	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A, 5.000%, 7/01/36 – BAM Insured	7/27 at 100.00	AA	929,240
500	Tucson, Arizona, Certificates of Participation, Refunding Series 2016, 4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	541,775
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B:
360	4.500%, 7/01/33	7/24 at 100.00	AA-	402,008
335	4.500%, 7/01/34	7/24 at 100.00	AA-	372,949
10,750	Total Tax Obligation/General			12,357,800
	Tax Obligation/Limited – 24.3%
330	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	357,334
1,000	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Series 2013A, 5.000%, 7/01/38	7/22 at 100.00	AA+	1,147,440
2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA	2,189,040
120	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	127,222
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,134,910
100	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41	7/27 at 100.00	N/R	103,313
500	Cottonwood, Arizona, Pledged Revenue Bonds, Series 2015, 5.000%, 7/01/30 – RAAI Insured	7/25 at 100.00	AA	586,970
450	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	452,471
144	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	149,260
486	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	486,875
295	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured	7/27 at 100.00	AA	342,253
198	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/25 at 100.00	N/R	198,679
345	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	376,633
750	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	789,832
285	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	N/R	296,793
400	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/32	7/26 at 100.00	A1	427,092
30      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	$1,066,070
717	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/17 at 100.00	AA-	719,280
60	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	BBB-	61,944
900	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/32	7/22 at 100.00	AA+	1,027,080
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA-	335,745
810	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	12/22 at 100.00	A	885,557
750	Pima County Regional Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Regional Transportation Fund, Series 2011, 5.000%, 6/01/17	No Opt. Call	AA+	750,000
500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	573,760
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
520	4.000%, 8/01/33	8/26 at 100.00	AA	562,255
560	4.000%, 8/01/35	8/26 at 100.00	AA	599,469
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
600	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	684,264
900	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	1,018,368
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/35	7/25 at 100.00	AAA	1,178,720
880	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AAA	1,063,647
	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R	265,337
310	6.050%, 7/15/32	7/17 at 100.00	N/R	310,276
805	Surprise, Arizona, Pledged Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/30	7/25 at 100.00	AA+	946,624
500	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/29	7/26 at 100.00	AAA	608,950
1,500	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,716,450
650	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	678,359
985	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 144A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,043,972
500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	529,935
1,090	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/29	7/21 at 100.00	N/R	1,154,473
100	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/30 at 100.00	N/R	96,871
24,605	Total Tax Obligation/Limited			27,043,523
NUVEEN      31

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 2.8%
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
$ 345	5.000%, 7/01/40	7/25 at 100.00	A+	$394,725
1,315	5.000%, 7/01/45	7/25 at 100.00	A+	1,498,456
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA-	1,136,630
130	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	135,148
2,790	Total Transportation			3,164,959
	U.S. Guaranteed – 13.1% (6)
635	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2011D, 5.500%, 7/01/26 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (6)	721,125
1,270	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	AA- (6)	1,304,734
665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27 (Pre-refunded 7/15/17)	7/17 at 100.00	N/R (6)	669,263
2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa3 (6)	2,106,340
1,060	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (6)	1,082,048
300	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36 (Pre-refunded 7/01/17)	7/17 at 100.00	AA (6)	300,990
2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27 (Pre-refunded 7/01/18)	7/18 at 100.00	A1 (6)	2,836,225
25	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	Aa3 (6)	26,116
490	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33 (Pre-refunded 7/15/18)	7/18 at 100.00	N/R (6)	525,221
20	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (6)	20,075
415	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	494,182
295	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	335,533
450	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (6)	494,955
1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (6)	1,060,000
1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	A (6)	1,165,250
1,225	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,461,315
13,565	Total U.S. Guaranteed			14,603,372
32      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 6.4%
$ 760	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	$854,042
305	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A	352,391
	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A:
500	5.000%, 12/01/36	6/25 at 100.00	Aa1	586,960
1,000	5.000%, 12/01/45	6/25 at 100.00	Aa1	1,155,930
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	Aa1	1,189,330
1,805	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	2,201,721
830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	796,335
6,200	Total Utilities			7,136,709
	Water and Sewer – 10.3%
1,000	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,054,410
1,285	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/35	1/26 at 100.00	AA+	1,505,763
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	587,615
340	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 – AGM Insured	7/26 at 100.00	AA	390,793
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A-	556,825
735	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	815,306
450	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	517,648
585	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	692,102
1,000	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2016, 5.000%, 7/01/24	No Opt. Call	AA+	1,223,460
1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	1,191,091
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27	7/22 at 100.00	AA	1,162,710
645	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	10/17 at 100.00	A+	648,541
NUVEEN      33

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Yuma Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 7/01/28	7/25 at 100.00	AA-	$ 1,186,760
10,080	Total Water and Sewer			11,533,024

$ 103,155	Total Long-Term Investments (cost $109,901,963)			114,652,222
	Floating Rate Obligations – (0.8)%			(845,000)
	Other Assets Less Liabilities – (2.0)%			(2,281,661)
	Net Assets – 100%			$ 111,525,561
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
34      NUVEEN

Nuveen Colorado Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5%
	MUNICIPAL BONDS – 97.5%
	Education and Civic Organizations – 12.8%
$ 1,000	Auraria Higher Education Center, Colorado, Parking Enterprise Revenue Bonds, Refunding Series 2015, 4.000%, 4/01/29 – AGM Insured	4/25 at 100.00	AA	$1,096,580
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014:
290	4.000%, 10/01/24	No Opt. Call	A	320,201
720	3.625%, 10/01/29	10/24 at 100.00	A	734,731
80	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Refunding Series 2016A, 3.250%, 12/15/36	12/26 at 100.00	A	77,076
1,005	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,041,562
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A:
500	5.000%, 7/01/36	7/25 at 100.00	BB+	512,335
500	5.250%, 7/01/46	7/25 at 100.00	BB+	514,315
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/37 at 100.00	AA	1,002,630
505	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	586,371
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 - DCS Montessori School, Refunding & Improvement Series 2012, 4.000%, 7/15/27	7/22 at 100.00	A	527,500
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	541,820
450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/33	12/22 at 100.00	BB+	460,854
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB-	1,028,140
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.125%, 7/01/34	7/24 at 100.00	BB+	1,024,390
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38	12/24 at 100.00	A	1,104,440
880	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	996,239
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015, 5.000%, 12/15/45	12/25 at 100.00	BB+	506,230
NUVEEN      35

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016:
$ 115	3.000%, 6/01/17	No Opt. Call	A	$115,000
280	3.000%, 6/01/19	No Opt. Call	A	287,890
230	4.000%, 6/01/21	No Opt. Call	A	248,533
500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A	576,900
500	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Johnson & Wales University Project, Series 2013A, 5.250%, 4/01/43	4/23 at 100.00	A-	560,910
185	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 3.250%, 10/01/33	10/25 at 100.00	Baa2	173,989
1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation for Atmospheric Research Project, Refunding Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,119,640
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver, Series 2017A:
370	4.000%, 3/01/34 (WI/DD, Settling 6/27/17)	3/27 at 100.00	AA-	399,574
1,000	4.000%, 3/01/35 (WI/DD, Settling 6/27/17)	3/27 at 100.00	AA-	1,076,450
250	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Refunding Series 2007, 4.850%, 12/01/25 – RAAI Insured	12/17 at 100.00	AA	252,810
490	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Red Rocks Community College Project, Series 2016, 3.250%, 11/01/33	11/25 at 100.00	Aa2	502,720
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2016B:
500	5.000%, 3/01/34	3/27 at 100.00	Aa3	595,620
500	5.000%, 3/01/41	3/27 at 100.00	Aa3	582,590
1,300	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C, 5.000%, 3/01/44	3/23 at 100.00	Aa3	1,470,781
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2015A, 4.000%, 3/01/35	3/25 at 100.00	Aa3	2,120,260
1,425	Fort Lewis College, Colorado, Enterprise Revenue Bonds, Refunding Series 2016B, 4.000%, 10/01/31	10/26 at 100.00	Aa2	1,551,113
1,000	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	1,047,740
645	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2014B-1, 4.000%, 6/01/34	6/24 at 100.00	Aa1	693,040
2,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	2,259,860
25,720	Total Education and Civic Organizations			27,710,834
	Health Care – 14.7%
1,565	Colorado Health Facilities Authority, Coloardo, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA	1,655,551
2,190	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A	2,394,130
36      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc., Series 2016:
$ 3,535	4.000%, 5/15/32	5/26 at 100.00	A+	$3,813,664
200	3.250%, 5/15/33	5/26 at 100.00	A+	199,504
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	5.125%, 10/01/17	No Opt. Call	BBB+	505,855
1,000	6.250%, 10/01/33	10/18 at 100.00	BBB+	1,057,790
1,530	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	BBB+	1,570,713
1,460	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/38	11/22 at 100.00	BBB+	1,557,835
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,510	5.250%, 1/01/40	1/23 at 100.00	BBB+	1,602,004
2,000	5.250%, 1/01/45	1/23 at 100.00	BBB+	2,116,740
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B:
3,500	5.000%, 9/01/31	9/25 at 100.00	A3	4,002,565
1,315	4.000%, 9/01/34	9/25 at 100.00	A3	1,358,842
1,450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA-	1,557,068
575	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2013A, 5.000%, 1/01/44	1/24 at 100.00	AA-	639,958
1,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	A-	1,423,345
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A-	2,227,280
950	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	957,134
	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
515	5.500%, 9/01/25	3/20 at 100.00	BBB-	536,439
600	5.500%, 9/01/30	3/20 at 100.00	BBB-	618,180
250	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.000%, 12/01/39	12/23 at 100.00	BBB+	266,690
1,355	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Refunding Series 2007A, 5.000%, 12/01/17	12/17 at 100.00	BBB+	1,359,621
500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/23 at 100.00	BBB-	502,140
29,875	Total Health Care			31,923,048
NUVEEN      37

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.6%
	Colorado Educational and Cultural Facilities Authority, Student Housing Revenue Refunding Bonds Campus Village Apartments Project, Series 2008:
$ 810	5.000%, 6/01/22	8/18 at 100.00	A	$842,311
50	5.500%, 6/01/38	8/18 at 100.00	A	52,082
	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007:
80	4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	A2	80,603
280	5.200%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	A2	284,315
1,220	Total Housing/Multifamily			1,259,311
	Housing/Single Family – 0.1%
125	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	136,021
	Industrials – 0.1%
250	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A-	262,015
	Long-Term Care – 4.9%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	525,125
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46	2/26 at 100.00	N/R	508,685
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	1,793,347
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 7.000%, 6/01/42 (4)	6/22 at 100.00	N/R	392,350
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	1,068,260
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2015A, 5.000%, 12/01/35	6/25 at 100.00	BBB+	1,094,380
1,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	1,165,062
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
450	5.000%, 6/01/35	6/25 at 100.00	A-	485,663
3,000	5.000%, 6/01/45	6/25 at 100.00	A-	3,186,780
300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	BB+	318,210
100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	7/17 at 100.00	N/R	100,139
10,135	Total Long-Term Care			10,638,001
	Tax Obligation/General – 7.9%
1,250	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2015, 5.000%, 12/01/40	12/25 at 100.00	Aa2	1,449,563
150	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2016C, 4.000%, 12/15/34	12/26 at 100.00	AA	164,055
38      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,040	Eagle River Fire Protection District, Eagle County, Colorado, General Obligation Bonds, Series 2016, 4.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	$2,128,556
	Eagle River Water and Sanitation District, Eagle County, Colorado, General Obligation Bonds, Series 2016:
780	4.500%, 12/01/36	12/26 at 100.00	AA-	873,358
2,500	5.000%, 12/01/45	12/26 at 100.00	AA-	2,908,400
550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.250%, 12/01/34	12/22 at 100.00	N/R	596,728
1,500	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2017, 4.000%, 12/15/40	12/26 at 100.00	Aa2	1,585,305
505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	AA	591,113
	Foothills Park and Recreation District, Subdistrict A, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015:
600	3.250%, 12/01/29 – AGM Insured	12/25 at 100.00	AA	615,072
440	5.000%, 12/01/30 – AGM Insured	12/25 at 100.00	AA	519,028
1,275	5.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	1,493,229
	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Refunding Series 2014A:
1,000	4.000%, 12/01/32	12/24 at 100.00	Aa2	1,082,080
1,000	4.000%, 12/01/33	12/24 at 100.00	Aa2	1,075,760
750	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series 2017, 4.000%, 12/01/35	12/26 at 100.00	AA+	809,025
1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	A3	1,117,875
15,380	Total Tax Obligation/General			17,009,147
	Tax Obligation/Limited – 29.7%
1,650	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	1,856,431
1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BB+	1,451,475
200	Breckenridge, Colorado, Certificartes of Participation, Series 2016, 4.000%, 12/01/29	12/26 at 100.00	Aa3	220,000
500	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	502,635
845	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	857,540
500	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.625%, 12/01/38	12/23 at 100.00	BBB	567,825
130	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	134,180
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	503,250
2,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	AA	2,289,300
1,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	1,123,960
NUVEEN      39

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
$ 1,200	5.000%, 8/01/41 – AGM Insured	8/26 at 100.00	AA	$1,377,576
4,000	5.000%, 8/01/46 – AGM Insured	8/26 at 100.00	AA	4,571,360
2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	2,017,400
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	523,515
500	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	502,095
975	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	987,665
1,185	Denver City and County School District 1, Colorado, Lease Purchase Program Certificates of Participation, Series 2015B, 5.000%, 12/15/45	12/25 at 100.00	Aa3	1,350,853
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/29	12/26 at 100.00	Baa2	1,165,610
2,300	5.000%, 12/01/33	12/26 at 100.00	Baa2	2,628,739
500	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligtion Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	505,385
2,000	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2017B, 5.000%, 12/15/42	12/26 at 100.00	Aa3	2,288,600
1,070	Erie, Colorado, Certificates of Participation, Series 2010, 5.000%, 11/01/37	11/24 at 100.00	AA	1,232,051
484	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	513,974
500	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	502,695
500	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	517,290
500	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	493,465
500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	535,825
	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014:
175	3.000%, 12/01/17	No Opt. Call	BBB	176,187
300	4.000%, 12/01/27	12/20 at 100.00	BBB	305,757
835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Financing Program, Series 2009, 5.375%, 12/01/27	12/19 at 100.00	A	924,938
800	Glen Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 4.500%, 12/01/45 – BAM Insured	12/25 at 100.00	AA	871,272
500	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/36 at 100.00	N/R	500,095
40      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	$358,252
650	Heather Ridge Metropolitan District 1, Colorado, General Obligation Bonds, Refunding & Improvement Series 2016, 4.000%, 12/01/30 – AGM Insured	12/26 at 100.00	AA	718,192
1,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	1,022,860
500	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	499,785
500	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	503,045
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	502,405
340	Lone Tree, Colorado, Sales & Use Tax Revenue Bonds, Recreation Projects Series 2008A, 5.000%, 12/01/20	12/18 at 100.00	AA+	360,873
	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016:
825	5.000%, 12/01/36	12/26 at 100.00	BBB+	923,224
1,805	5.000%, 12/01/41	12/26 at 100.00	BBB+	2,004,507
1,000	Montrose County, Colorado, Certificates of Participation, Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB+	1,114,240
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/25 at 100.00	N/R	493,315
500	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	494,965
725	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A, 5.625%, 12/01/37	12/22 at 103.00	N/R	734,005
500	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Baa3	542,970
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A:
1,055	5.000%, 12/01/33 – NPFG Insured	12/25 at 100.00	AA-	1,212,279
235	5.000%, 12/01/45	12/25 at 100.00	BBB	256,481
	Park Meadows Business Improvement District, Colorado, Sales Tax Revenue Bonds, Series 2007:
40	5.000%, 12/01/17	No Opt. Call	N/R	40,475
475	5.300%, 12/01/27	12/17 at 100.00	N/R	479,560
500	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	525,965
1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	1,551,945
400	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/44	12/24 at 100.00	N/R	403,724
500	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	459,790
NUVEEN      41

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A	$1,059,830
1,000	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,020,460
150	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016, 4.250%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	169,703
1,115	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	1,164,796
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	840,900
770	Thornton Development Authority, Colorado, Tax Increment Revenue Bonds, North Washington Street Corridor Project, Refunding Series 2015, 3.250%, 12/01/28	12/24 at 100.00	A	792,461
	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General Obligation Refunding Bonds, Series 2016A:
525	5.000%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	613,284
1,250	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,443,037
	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016:
1,000	4.000%, 12/01/33	12/26 at 100.00	N/R	954,550
300	5.000%, 12/01/35	12/26 at 100.00	N/R	313,143
645	5.250%, 12/01/40	12/26 at 100.00	N/R	680,533
	Westminster, Colorado, Certificates of Participation, Series 2015A:
1,500	5.000%, 12/01/35	12/25 at 100.00	AA	1,728,480
1,000	4.000%, 12/01/38	12/25 at 100.00	AA	1,039,470
	Wheatlands Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/30 – BAM Insured	12/25 at 100.00	AA	1,158,150
1,595	4.000%, 12/01/38 – BAM Insured	12/25 at 100.00	AA	1,652,005
500	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014A, 4.000%, 12/01/34 – BAM Insured	12/24 at 100.00	AA	534,050
59,474	Total Tax Obligation/Limited			64,366,652
	Transportation – 6.4%
500	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB-	540,160
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	A+	1,090,980
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	A+	1,122,460
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 11/15/33	11/23 at 100.00	A	1,163,890
42      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
$ 1,595	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA-	$1,591,316
1,135	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	AA-	1,090,485
1,675	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA-	1,491,554
385	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Improvement Series 2006B, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/20 at 100.00	N/R	385,758
750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	806,783
	Grand Junction Regional Airport Authority, Colorado, General Airport Revenue Bonds, Refunding Series 2016A:
1,215	5.000%, 12/01/32 – NPFG Insured	12/26 at 100.00	AA-	1,421,149
1,275	5.000%, 12/01/33 – NPFG Insured	12/26 at 100.00	AA-	1,484,431
1,000	5.000%, 12/01/34 – NPFG Insured	12/26 at 100.00	AA-	1,154,430
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	BBB+	80,842
440	5.375%, 7/15/25	7/20 at 100.00	BBB+	478,513
13,045	Total Transportation			13,902,751
	U.S. Guaranteed – 14.2% (5)
	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008:
300	5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	320,694
135	5.500%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	144,312
2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa2 (5)	2,354,340
	Adams State College, Alamosa, Colorado, Auxiliary Facilities Revenue Bonds, Improvement Series 2009A:
1,365	5.500%, 5/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (5)	1,485,202
1,000	5.500%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (5)	1,088,060
2,000	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2009, 5.000%, 12/15/33 (Pre-refunded 12/15/18)	12/18 at 100.00	AA (5)	2,124,560
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (5)	535,005
350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	394,807
500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	A (5)	547,870
1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB- (5)	1,146,330
1,070	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.250%, 5/15/26 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (5)	1,159,056
NUVEEN      43

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	$915,033
505	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2002, 5.000%, 12/15/32 (Pre-refunded 12/15/18) – AGM Insured	12/18 at 100.00	AA (5)	536,532
1,200	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48 (Pre-refunded 11/15/18)	11/18 at 100.00	AA (5)	1,280,592
380	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	Aaa	404,643
	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008:
490	5.500%, 11/01/19 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (5)	521,723
1,270	5.500%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (5)	1,352,220
285	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aaa	290,062
1,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2009A, 5.000%, 12/01/28 (Pre-refunded 6/01/19)	6/19 at 100.00	AA (5)	1,080,250
	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
150	6.125%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	160,612
440	6.625%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (5)	500,641
800	6.875%, 12/01/30 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (5)	914,968
	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2009:
1,000	5.250%, 12/01/26 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,065,100
1,835	5.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,954,458
2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (5)	2,345,760
1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (5)	1,225,080
1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 (Pre-refunded 8/15/18) – AGC Insured	8/18 at 100.00	AA (5)	1,055,740
	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008:
500	5.250%, 12/01/22 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	532,475
105	5.250%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	111,820
45	5.250%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	47,923
	University of Colorado, Enterprise System Revenue Bonds, Series 2009A:
335	5.750%, 6/01/28 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	366,641
500	5.375%, 6/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (5)	543,520
1,095	Western State College of Colorado Board of Trustees, Revenue Bonds, Series 2009, 5.000%, 5/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (5)	1,181,067
994	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	1,091,213
28,129	Total U.S. Guaranteed			30,778,309
44      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 1.6%
$ 1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB-	$1,072,410
210	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB-	215,359
500	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2015A, 4.000%, 11/15/35	11/25 at 100.00	AA	532,855
1,295	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	1,659,802
3,005	Total Utilities			3,480,426
	Water and Sewer – 4.5%
715	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA	791,791
765	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2014A, 4.000%, 9/01/32 – BAM Insured	9/24 at 100.00	AA	813,975
500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA-	562,980
1,000	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B, 4.125%, 8/01/26	8/21 at 100.00	Aa3	1,068,470
1,250	Denver City and County Board of Water Commissioners, Colorado, Water Revenue Bonds, Green Series 2017A, 4.000%, 9/15/42	9/27 at 100.00	AAA	1,343,850
800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 – AGC Insured	12/19 at 100.00	AA	878,776
	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Refunding Series 2015:
650	5.000%, 11/15/32	11/25 at 100.00	AA-	774,793
1,565	4.000%, 11/15/35	11/25 at 100.00	AA-	1,666,647
	Erie, Boulder and Weld Counties, Colorado, Water Enterprise Revenue Bonds, Refunding Series 2015:
500	3.000%, 12/01/29	12/25 at 100.00	AA	510,400
450	4.000%, 12/01/31	12/25 at 100.00	AA	490,595
250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/22	No Opt. Call	A-	283,105
525	Stonegate Village Metropolitan District, Colorado, Water Enterprise Revenue Bonds, Series 2015, 5.000%, 12/01/45 – AGM Insured	12/22 at 100.00	AA	585,764
8,970	Total Water and Sewer			9,771,146

$ 195,328	Total Long-Term Investments (cost $201,428,555)			211,237,661
	Other Assets Less Liabilities – 2.5%			5,494,573
	Net Assets – 100%			$ 216,732,234
NUVEEN      45

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
46      NUVEEN

Nuveen New Mexico Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.9%
	MUNICIPAL BONDS – 97.9%
	Education and Civic Organizations – 11.3%
$ 3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding & Improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	A+	$3,323,940
1,400	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	1,550,836
1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series 2016A, 4.500%, 6/01/36	6/26 at 100.00	AA	1,166,228
1,225	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,329,566
750	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2012, 5.000%, 6/01/32	6/21 at 100.00	AA	840,457
1,000	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2014C, 5.000%, 6/01/35	6/24 at 100.00	AA	1,149,250
8,410	Total Education and Civic Organizations			9,360,277
	Health Care – 7.6%
1,250	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/23 at 100.00	A3	1,254,300
1,250	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,253,625
805	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42	8/22 at 100.00	AA	895,345
1,545	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2015A, 5.000%, 8/01/44	8/25 at 100.00	AA	1,749,342
1,010	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2017A, 5.000%, 8/01/46	11/27 at 100.00	AA	1,165,106
5,860	Total Health Care			6,317,718
	Housing/Multifamily – 2.9%
1,300	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA	1,390,532
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,002,290
2,300	Total Housing/Multifamily			2,392,822
	Housing/Single Family – 2.5%
705	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AA+	733,821
210	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	223,427
545	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	560,969
NUVEEN      47

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 240	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AA+	$244,490
260	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008D-2, 5.500%, 7/01/39	7/18 at 100.00	AA+	268,515
1,960	Total Housing/Single Family			2,031,222
	Long-Term Care – 3.3%
600	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB-	629,586
1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB-	1,047,640
1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/42	5/22 at 100.00	BBB-	1,026,430
2,600	Total Long-Term Care			2,703,656
	Tax Obligation/General – 6.1%
1,295	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2014A, 4.000%, 8/01/28	8/23 at 100.00	Aa1	1,412,236
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation Bonds, School Building Series 2015, 5.000%, 9/01/28	9/25 at 100.00	Aa2	1,212,110
1,000	Hobbs Municipal School District 33, Lea County, New Mexico, General Obligation Bonds, School Series 2014A, 5.000%, 9/15/28	9/24 at 100.00	Aa2	1,187,620
1,000	Taos Municipal School District, Taos County, New Mexico, General Obligation Bonds, Refunding Series 2014, 5.000%, 9/01/27	9/24 at 100.00	Aa2	1,195,280
4,295	Total Tax Obligation/General			5,007,246
	Tax Obligation/Limited – 40.2%
600	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2013, 5.000%, 7/01/28	7/23 at 100.00	AAA	707,886
1,195	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	AAA	1,382,101
500	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016C, 4.000%, 7/01/34	7/26 at 100.00	AAA	542,385
1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,824,158
480	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	518,587
200	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	201,734
1,000	Clayton, New Mexico, Jail Project Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 11/01/29	11/25 at 100.00	AA-	1,147,760
600	Colfax County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015, 4.000%, 8/01/35 – BAM Insured	8/24 at 100.00	AA	657,876
1,000	Curry County, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2014, 5.000%, 12/01/36 – BAM Insured	12/24 at 100.00	AA	1,142,090
500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	537,790
48      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$ 900	5.000%, 1/01/31	1/22 at 100.00	A	$957,861
500	5.250%, 1/01/36	1/22 at 100.00	A	533,035
1,575	Los Alamos County Incorporated, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	AA+	1,799,548
865	Los Lunas, Valencia County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvment Series 2016, 3.000%, 4/01/41	4/26 at 100.00	AA	788,577
810	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.000%, 10/01/33	10/23 at 100.00	N/R	859,896
1,000	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2016, 4.000%, 10/01/37 – BAM Insured	10/26 at 100.00	AA	1,059,930
2,320	New Mexico Finance Authority, State Transportation Revenue Bonds, State Transportation Commission Series 2014A, 5.000%, 6/15/32	6/24 at 100.00	AA	2,697,070
1,015	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015B, 5.000%, 6/15/33	6/24 at 100.00	A+	1,157,445
4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,926,520
	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,095	5.000%, 6/01/24	6/20 at 100.00	AA	1,219,940
1,255	5.000%, 6/01/25	6/20 at 100.00	AA	1,398,195
1,000	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA+	1,181,520
1,000	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding & Improvement Series 2012A, 5.000%, 6/01/26	6/21 at 100.00	AA+	1,137,130
600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R	584,844
1,000	Ventana West Public Improvement District, New Mexico, Special Levy Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	1,059,270
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 144A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,119,740
500	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	10/24 at 100.00	N/R	526,835
500	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40	5/20 at 103.00	N/R	516,585
29,460	Total Tax Obligation/Limited			33,186,308
	Transportation – 0.1%
110	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	114,356
	U.S. Guaranteed – 8.4% (4)
1,000	Albuquerque Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	1,045,100
445	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2007, 7.000%, 10/01/37 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	454,127
NUVEEN      49

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A:
$ 650	6.375%, 8/01/32 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	$690,963
1,370	6.375%, 8/01/32 (Pre-refunded 8/01/18)	8/18 at 100.00	AA (4)	1,456,337
2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	2,172,900
1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27 (Pre-refunded 6/01/19)	6/19 at 100.00	AAA	1,080,460
6,465	Total U.S. Guaranteed			6,899,887
	Utilities – 2.8%
1,100	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB+	1,213,190
1,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	1,097,600
2,100	Total Utilities			2,310,790
	Water and Sewer – 12.7%
	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2015:
1,000	5.000%, 7/01/32	7/25 at 100.00	AA+	1,179,520
1,000	4.000%, 7/01/33	7/25 at 100.00	AA+	1,080,990
1,000	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2017, 5.000%, 7/01/32	7/27 at 100.00	AA+	1,216,610
805	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 7/01/26	7/24 at 100.00	AA+	972,625
1,015	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	1,125,899
1,125	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/15/31	6/25 at 100.00	AA+	1,329,559
1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016F, 5.000%, 6/01/41	6/26 at 100.00	AAA	1,167,890
705	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Improvement Series 2017, 5.000%, 6/01/37 – BAM Insured	6/26 at 100.00	AA	814,289
1,500	Santa Fe, New Mexico, Water Utility System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/39	6/26 at 100.00	AAA	1,604,100
9,150	Total Water and Sewer			10,491,482

$ 72,710	Total Long-Term Investments (cost $76,676,488)			80,815,764
	Other Assets Less Liabilities – 2.1%			1,738,237
	Net Assets – 100%			$ 82,554,001
50      NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.
NUVEEN      51

Statement of
Assets and Liabilities
May 31, 2017
	Arizona	Colorado	New Mexico
Assets
Long-term investments, at value (cost $109,901,963, $201,428,555 and $76,676,488, respectively)	$114,652,222	$211,237,661	$80,815,764
Cash	—	3,179,307	—
Receivable for:
Interest	1,995,940	3,479,379	1,312,726
Investments sold	433,745	500,000	1,286,806
Shares sold	134,030	374,742	104,078
Other assets	3,043	2,264	2,850
Total assets	117,218,980	218,773,353	83,522,224
Liabilities
Cash overdraft	3,762,025	—	629,755
Floating rate obligations	845,000	—	—
Payable for:
Dividends	100,465	121,226	42,491
Investments purchased	641,812	1,440,909	—
Shares redeemed	211,566	259,529	185,935
Accrued expenses:
Management fees	50,423	93,570	35,815
Trustees fees	1,208	2,167	845
12b-1 distribution and service fees	15,890	33,120	16,351
Other	65,030	90,598	57,031
Total liabilities	5,693,419	2,041,119	968,223
Net assets	$111,525,561	$216,732,234	$82,554,001
Class A Shares
Net assets	$ 50,366,555	$ 90,425,567	$48,581,684
Shares outstanding	4,653,808	8,392,716	4,658,238
Net asset value ("NAV") per share	$ 10.82	$ 10.77	$ 10.43
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.29	$ 11.24	$ 10.89
Class C Shares
Net assets	$ 4,789,312	$ 13,405,188	$ 3,318,580
Shares outstanding	442,702	1,247,631	317,774
NAV and offering price per share	$ 10.82	$ 10.74	$ 10.44
Class C2 Shares
Net assets	$ 4,735,965	$ 8,877,321	$ 8,168,377
Shares outstanding	437,642	826,046	783,169
NAV and offering price per share	$ 10.82	$ 10.75	$ 10.43
Class I Shares
Net assets	$ 51,633,729	$104,024,158	$22,485,360
Shares outstanding	4,759,161	9,666,314	2,144,058
NAV and offering price per share	$ 10.85	$ 10.76	$ 10.49
Net assets consist of:
Capital paid-in	$110,644,012	$209,135,306	$80,807,860
Undistributed (Over-distribution of) net investment income	142,745	213,791	(3,247)
Accumulated net realized gain (loss)	(4,011,455)	(2,425,969)	(2,389,888)
Net unrealized appreciation (depreciation)	4,750,259	9,809,106	4,139,276
Net assets	$111,525,561	$216,732,234	$82,554,001
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
52      NUVEEN

Statement of
Operations
Year Ended May 31, 2017
	Arizona	Colorado	New Mexico
Investment Income	$ 4,243,162	$ 8,692,796	$ 3,278,704
Expenses
Management fees	594,135	1,106,412	438,379
12b-1 service fees - Class A Shares	102,659	184,359	103,060
12b-1 distibution and service fees - Class C Shares	43,530	124,393	32,128
12b-1 distibution and service fees - Class C2 Shares	47,958	75,154	71,723
Shareholder servicing agent fees	34,733	77,438	27,524
Interest expense	9,058	—	—
Custodian fees	44,284	60,253	34,934
Trustees fees	3,467	6,393	2,555
Professional fees	35,672	40,588	34,017
Shareholder reporting expenses	15,423	31,093	12,977
Federal and state registration fees	18,347	10,913	9,406
Other	10,354	13,758	8,921
Total expenses	959,620	1,730,754	775,624
Net investment income (loss)	3,283,542	6,962,042	2,503,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(664,170)	(1,220,320)	(156,909)
Change in net unrealized appreciation (depreciation) of investments	(1,889,691)	(4,552,701)	(1,893,959)
Net realized and unrealized gain (loss)	(2,553,861)	(5,773,021)	(2,050,868)
Net increase (decrease) in net assets from operations	$ 729,681	$ 1,189,021	$ 452,212
See accompanying notes to financial statements.
NUVEEN      53

Statement of
Changes in Net Assets
	Arizona		Colorado		New Mexico
	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16
Operations
Net investment income (loss)	$ 3,283,542	$ 3,133,713	$ 6,962,042	$ 5,672,751	$ 2,503,080	$ 2,462,262
Net realized gain (loss) from investments	(664,170)	296,996	(1,220,320)	22,426	(156,909)	160,531
Change in net unrealized appreciation (depreciation) of investments	(1,889,691)	2,408,747	(4,552,701)	5,429,992	(1,893,959)	1,757,850
Net increase (decrease) in net assets from operations	729,681	5,839,456	1,189,021	11,125,169	452,212	4,380,643
Distributions to Shareholders
From net investment income:
Class A Shares	(1,417,647)	(1,567,606)	(2,892,316)	(2,575,285)	(1,542,339)	(1,589,975)
Class C Shares	(84,499)	(50,043)	(287,512)	(128,585)	(69,978)	(49,288)
Class C2 Shares	(141,703)	(196,631)	(257,386)	(315,797)	(237,003)	(315,344)
Class I Shares	(1,602,985)	(1,346,386)	(3,309,697)	(2,882,375)	(685,808)	(561,148)
Decrease in net assets from distributions to shareholders	(3,246,834)	(3,160,666)	(6,746,911)	(5,902,042)	(2,535,128)	(2,515,755)
Fund Share Transactions
Proceeds from sale of shares	43,028,236	21,905,279	71,482,925	73,007,365	19,031,479	15,366,535
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,991,115	1,957,851	5,258,137	4,323,496	1,969,723	1,956,569
	45,019,351	23,863,130	76,741,062	77,330,861	21,001,202	17,323,104
Cost of shares redeemed	(37,676,512)	(11,334,836)	(55,064,882)	(23,980,005)	(23,613,470)	(13,604,161)
Net increase (decrease) in net assets from Fund share transactions	7,342,839	12,528,294	21,676,180	53,350,856	(2,612,268)	3,718,943
Net increase (decrease) in net assets	4,825,686	15,207,084	16,118,290	58,573,983	(4,695,184)	5,583,831
Net assets at the beginning of period	106,699,875	91,492,791	200,613,944	142,039,961	87,249,185	81,665,354
Net assets at the end of period	$111,525,561	$106,699,875	$216,732,234	$200,613,944	$ 82,554,001	$ 87,249,185
Undistributed (Over-distribution of) net investment income at the end of period	$ 142,745	$ 106,523	$ 213,791	$ 2,415	$ (3,247)	$ 28,801
See accompanying notes to financial statements.
54      NUVEEN

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NUVEEN      55

Financial
Highlights
Arizona
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2017	$11.03	$0.30	$(0.21)	$0.09	$(0.30)	$ —	$(0.30)	$10.82
2016	10.73	0.35	0.30	0.65	(0.35)	—	(0.35)	11.03
2015	10.68	0.39	0.05	0.44	(0.39)	—	(0.39)	10.73
2014	10.97	0.42	(0.29)	0.13	(0.42)	—	(0.42)	10.68
2013	11.03	0.43	(0.06)	0.37	(0.43)	—	(0.43)	10.97
Class C (02/14)
2017	11.02	0.21	(0.20)	0.01	(0.21)	—	(0.21)	10.82
2016	10.73	0.26	0.29	0.55	(0.26)	—	(0.26)	11.02
2015	10.68	0.29	0.06	0.35	(0.30)	—	(0.30)	10.73
2014(e)	10.42	0.04	0.32	0.36	(0.10)	—	(0.10)	10.68
Class C2 (02/94)(f)
2017	11.03	0.24	(0.21)	0.03	(0.24)	—	(0.24)	10.82
2016	10.73	0.29	0.30	0.59	(0.29)	—	(0.29)	11.03
2015	10.68	0.33	0.05	0.38	(0.33)	—	(0.33)	10.73
2014	10.97	0.36	(0.29)	0.07	(0.36)	—	(0.36)	10.68
2013	11.02	0.36	(0.05)	0.31	(0.36)	—	(0.36)	10.97
Class I (02/97)
2017	11.06	0.32	(0.21)	0.11	(0.32)	—	(0.32)	10.85
2016	10.76	0.37	0.30	0.67	(0.37)	—	(0.37)	11.06
2015	10.70	0.41	0.06	0.47	(0.41)	—	(0.41)	10.76
2014	10.99	0.44	(0.29)	0.15	(0.44)	—	(0.44)	10.70
2013	11.04	0.45	(0.05)	0.40	(0.45)	—	(0.45)	10.99
56      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.84%	$50,367	0.86%	0.85%	2.79%	24%
6.20	50,521	0.87	0.86	3.23	9
4.16	46,518	0.87	0.86	3.61	14
1.36	42,382	0.89	0.88	3.99	10
3.36	49,239	0.88	0.87	3.84	3

0.12	4,789	1.66	1.65	1.98	24
5.23	3,287	1.67	1.66	2.37	9
3.32	1,389	1.67	1.66	2.65	14
3.47	93	1.69*	1.68*	3.06*	10

0.29	4,736	1.41	1.40	2.24	24
5.62	7,032	1.42	1.41	2.69	9
3.58	7,453	1.42	1.41	3.07	14
0.77	9,138	1.44	1.43	3.44	10
2.85	11,637	1.42	1.41	3.29	3

1.05	51,634	0.66	0.65	2.99	24
6.36	45,861	0.67	0.66	3.42	9
4.42	36,133	0.67	0.66	3.80	14
1.53	25,458	0.69	0.68	4.18	10
3.61	27,398	0.68	0.67	4.04	3
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      57

Financial Highlights (continued)
Colorado
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2017	$11.03	$0.35	$(0.27)	$ 0.08	$(0.34)	$ —	$(0.34)	$10.77
2016	10.70	0.37	0.35	0.72	(0.39)	—	(0.39)	11.03
2015	10.63	0.40	0.08	0.48	(0.41)	—	(0.41)	10.70
2014	10.70	0.42	(0.09)	0.33	(0.40)	—	(0.40)	10.63
2013	10.66	0.40	0.04	0.44	(0.40)	—	(0.40)	10.70
Class C (02/14)
2017	11.00	0.26	(0.27)	(0.01)	(0.25)	—	(0.25)	10.74
2016	10.67	0.27	0.36	0.63	(0.30)	—	(0.30)	11.00
2015	10.60	0.30	0.09	0.39	(0.32)	—	(0.32)	10.67
2014(f)	10.26	0.06	0.38	0.44	(0.10)	—	(0.10)	10.60
Class C2 (02/97)(g)
2017	11.00	0.29	(0.26)	0.03	(0.28)	—	(0.28)	10.75
2016	10.67	0.31	0.35	0.66	(0.33)	—	(0.33)	11.00
2015	10.60	0.34	0.08	0.42	(0.35)	—	(0.35)	10.67
2014	10.66	0.36	(0.08)	0.28	(0.34)	—	(0.34)	10.60
2013	10.63	0.34	0.03	0.37	(0.34)	—	(0.34)	10.66
Class I (02/97)
2017	11.02	0.37	(0.27)	0.10	(0.36)	—	(0.36)	10.76
2016	10.68	0.39	0.35	0.74	(0.40)	—	(0.40)	11.02
2015	10.61	0.42	0.07	0.49	(0.42)	—	(0.42)	10.68
2014	10.67	0.44	(0.08)	0.36	(0.42)	—	(0.42)	10.61
2013	10.64	0.42	0.03	0.45	(0.42)	—	(0.42)	10.67
58      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

0.76%	$ 90,426	0.83%	0.83%	3.22%	0.83%	0.83%	3.22%	17%
6.79	87,255	0.84	0.84	3.39	0.84	0.84	3.39	6
4.52	61,292	0.86	0.86	3.71	0.86	0.86	3.71	8
3.27	51,042	0.87	0.87	4.11	0.87	0.87	4.11	12
4.17	59,700	0.86	0.86	3.73	0.86	0.86	3.73	6

(0.07)	13,405	1.63	1.63	2.43	1.63	1.63	2.43	17
5.93	9,640	1.64	1.64	2.51	1.64	1.64	2.51	6
3.69	2,382	1.65	1.65	2.80	1.65	1.65	2.80	8
4.27	481	1.64*	1.64*	3.05*	1.64*	1.64*	3.05*	12

0.27	8,877	1.38	1.38	2.67	1.38	1.38	2.67	17
6.23	10,639	1.39	1.39	2.86	1.39	1.39	2.86	6
3.95	10,561	1.41	1.41	3.18	1.41	1.41	3.18	8
2.77	11,744	1.42	1.42	3.56	1.42	1.42	3.56	12
3.51	16,227	1.41	1.41	3.16	1.41	1.41	3.16	6

0.93	104,024	0.63	0.63	3.43	0.63	0.63	3.43	17
7.08	93,080	0.64	0.64	3.59	0.64	0.64	3.59	6
4.71	67,805	0.66	0.66	3.90	0.66	0.66	3.90	8
3.55	47,018	0.66	0.66	4.30	0.66	0.66	4.30	12
4.25	63,242	0.66	0.66	3.93	0.66	0.66	3.93	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      59

Financial Highlights (continued)
New Mexico
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/92)
2017	$10.66	$0.31	$(0.23)	$ 0.08	$(0.31)	$ —	$(0.31)	$10.43
2016	10.42	0.32	0.25	0.57	(0.33)	—	(0.33)	10.66
2015	10.41	0.34	—**	0.34	(0.33)	—	(0.33)	10.42
2014	10.71	0.35	(0.31)	0.04	(0.34)	—	(0.34)	10.41
2013	10.85	0.36	(0.15)	0.21	(0.35)	—	(0.35)	10.71
Class C (02/14)
2017	10.67	0.23	(0.23)	—	(0.23)	—	(0.23)	10.44
2016	10.43	0.24	0.25	0.49	(0.25)	—	(0.25)	10.67
2015	10.42	0.25	0.01	0.26	(0.25)	—	(0.25)	10.43
2014(e)	10.17	0.02	0.30	0.32	(0.07)	—	(0.07)	10.42
Class C2 (02/97)(f)
2017	10.66	0.25	(0.22)	0.03	(0.26)	—	(0.26)	10.43
2016	10.43	0.27	0.24	0.51	(0.28)	—	(0.28)	10.66
2015	10.42	0.28	0.01	0.29	(0.28)	—	(0.28)	10.43
2014	10.72	0.29	(0.31)	(0.02)	(0.28)	—	(0.28)	10.42
2013	10.86	0.30	(0.14)	0.16	(0.30)	—	(0.30)	10.72
Class I (02/97)
2017	10.72	0.33	(0.22)	0.11	(0.34)	—	(0.34)	10.49
2016	10.48	0.35	0.24	0.59	(0.35)	—	(0.35)	10.72
2015	10.47	0.36	—**	0.36	(0.35)	—	(0.35)	10.48
2014	10.78	0.37	(0.32)	0.05	(0.36)	—	(0.36)	10.47
2013	10.91	0.38	(0.14)	0.24	(0.37)	—	(0.37)	10.78
60      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.81%	$48,582	0.86%	0.86%	2.96%	14%
5.55	52,931	0.87	0.87	3.08	9
3.29	50,356	0.84	0.84	3.23	19
0.48	50,336	0.86	0.86	3.42	17
1.93	56,335	0.84	0.84	3.26	7

0.01	3,319	1.66	1.66	2.16	14
4.71	2,762	1.66	1.66	2.25	9
2.47	1,468	1.64	1.64	2.35	19
3.20	396	1.65*	1.65*	2.29*	17

0.29	8,168	1.41	1.41	2.41	14
4.91	10,969	1.42	1.42	2.54	9
2.76	13,539	1.39	1.39	2.69	19
(0.05)	17,850	1.41	1.41	2.88	17
1.43	27,167	1.39	1.39	2.71	7

1.04	22,485	0.66	0.66	3.15	14
5.75	20,587	0.66	0.66	3.27	9
3.51	16,302	0.64	0.64	3.43	19
0.62	14,421	0.66	0.66	3.59	17
2.24	13,720	0.64	0.64	3.46	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      61

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified Funds for Arizona and Colorado, non-diversified Fund for New Mexico, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2017 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Arizona	Colorado
Outstanding when-issued/delayed delivery purchase commitments	$641,812	$1,440,909
Investment Income
Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.
62      NUVEEN

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
NUVEEN      63

Notes to Financial Statements (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$114,652,222	$ —	$114,652,222

Colorado	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$211,237,661	$ —	$211,237,661

New Mexico	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$80,815,764	$ —	$80,815,764

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations,
64      NUVEEN

evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
NUVEEN      65

Notes to Financial Statements (continued)
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Arizona	Colorado	New Mexico
Floating rate obligations: self-deposited Inverse Floaters	$845,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Arizona	Colorado	New Mexico
Average floating rate obligations outstanding	$745,452	$ —	$ —
Average annual interest rate and fees	1.22%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Arizona	Colorado	New Mexico
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$845,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
66      NUVEEN

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
The Funds have an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/17		Year Ended 5/31/16
Arizona	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,277,777	$ 13,806,745	560,771	$ 6,076,320
Class C	265,766	2,894,758	192,936	2,095,363
Class C2	1,882	20,406	6,578	71,628
Class I	2,419,903	26,306,327	1,255,765	13,661,968
Shares issued to shareholders due to reinvestment of distributions:
Class A	88,552	958,791	102,535	1,110,927
Class C	7,370	79,658	4,359	47,317
Class C2	8,616	93,398	12,041	130,392
Class I	79,373	859,268	61,567	669,215
	4,149,239	45,019,351	2,196,552	23,863,130
Shares redeemed:
Class A	(1,294,060)	(13,774,137)	(415,434)	(4,492,699)
Class C	(128,626)	(1,375,055)	(28,576)	(309,250)
Class C2	(210,546)	(2,272,582)	(75,307)	(816,772)
Class I	(1,888,321)	(20,254,738)	(527,896)	(5,716,115)
	(3,521,553)	(37,676,512)	(1,047,213)	(11,334,836)
Net increase (decrease)	627,686	$ 7,342,839	1,149,339	$ 12,528,294

NUVEEN      67

Notes to Financial Statements (continued)
	Year Ended 5/31/17		Year Ended 5/31/16
Colorado	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,702,940	$ 29,389,904	2,869,901	$ 31,147,509
Class C	564,901	6,171,755	680,906	7,391,157
Class C2	14,896	158,090	9,821	106,401
Class I	3,324,036	35,763,176	3,171,443	34,362,298
Shares issued to shareholders due to reinvestment of distributions:
Class A	253,749	2,740,394	221,687	2,405,609
Class C	25,605	275,281	10,839	117,655
Class C2	20,261	218,521	24,160	261,226
Class I	187,831	2,023,941	142,036	1,539,006
	7,094,219	76,741,062	7,130,793	77,330,861
Shares redeemed:
Class A	(2,472,646)	(26,361,431)	(909,204)	(9,857,349)
Class C	(219,223)	(2,339,726)	(38,675)	(418,239)
Class C2	(176,111)	(1,889,943)	(56,382)	(606,108)
Class I	(2,294,198)	(24,473,782)	(1,210,780)	(13,098,309)
	(5,162,178)	(55,064,882)	(2,215,041)	(23,980,005)
Net increase (decrease)	1,932,041	$ 21,676,180	4,915,752	$ 53,350,856

	Year Ended 5/31/17		Year Ended 5/31/16
New Mexico	Shares	Amount	Shares	Amount
Shares sold:
Class A	306,599	$ 3,235,579	665,994	$ 7,034,801
Class C	144,174	1,521,183	139,981	1,471,276
Class C2	4,064	42,530	2,561	27,009
Class I	1,363,207	14,232,187	643,828	6,833,449
Shares issued to shareholders due to reinvestment of distributions:
Class A	124,088	1,297,224	124,704	1,312,469
Class C	5,555	57,961	4,004	42,241
Class C2	17,231	180,264	25,818	271,685
Class I	41,386	434,274	31,175	330,174
	2,006,304	21,001,202	1,638,065	17,323,104
Shares redeemed:
Class A	(737,587)	(7,641,267)	(659,354)	(6,940,413)
Class C	(90,724)	(948,980)	(25,922)	(271,865)
Class C2	(266,698)	(2,783,202)	(298,508)	(3,131,931)
Class I	(1,180,643)	(12,240,021)	(310,589)	(3,259,952)
	(2,275,652)	(23,613,470)	(1,294,373)	(13,604,161)
Net increase (decrease)	(269,348)	$ (2,612,268)	343,692	$ 3,718,943
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Arizona	Colorado	New Mexico
Purchases	$41,965,274	$61,941,972	$11,444,710
Sales and maturities	26,982,858	36,055,612	14,318,233
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally
68      NUVEEN

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of May 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Arizona	Colorado	New Mexico
Cost of investments	$108,998,277	$201,467,463	$76,675,849
Gross unrealized:
Appreciation	$ 5,177,118	$ 10,210,520	$ 4,319,547
Depreciation	(368,615)	(440,322)	(179,632)
Net unrealized appreciation (depreciation) of investments	$ 4,808,503	$ 9,770,198	$ 4,139,915
Permanent differences, primarily due to taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2017, the Funds' tax year end, as follows:
	Arizona	Colorado	New Mexico
Capital paid-in	$ —	$(214,504)	$(57,864)
Undistributed (Over-distribution of) net investment income	(486)	(3,755)	—
Accumulated net realized gain (loss)	486	218,259	57,864
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds' tax year end, were as follows:
	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income[1]	$223,420	$706,161	$197,128
Undistributed net ordinary income[2]	119,770	—	—
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2017 through May 31, 2017, and paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2017 and May 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income[3]	$3,215,189	$6,720,978	$2,553,409
Distributions from net ordinary income[2]	31,979	—	—
Distributions from net long-term capital gains	—	—	—

2016	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,132,454	$5,810,489	$2,508,273
Distributions from net ordinary income[2]	15,713	—	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2017, as Exempt Interest Dividends.
As of May 31, 2017, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.
NUVEEN      69

Notes to Financial Statements (continued)
	Arizona	Colorado	New Mexico
Expiration:
May 31, 2018	$1,053,409	$ —	$ —
Not subject to expiration	2,958,046	2,319,110	2,389,888
Total	$4,011,455	$2,319,110	$2,389,888
As of May 31, 2017, the Funds' tax year end, the following Funds' capital loss carryforwards expired as follows:
	Colorado	New Mexico
Expired capital loss carryforwards	$214,504	$57,864
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Arizona	Colorado	New Mexico
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2017, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Arizona	0.1606%
Colorado	0.1705%
70      NUVEEN

Fund	Complex-Level Fee
New Mexico	0.1606%
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Arizona	New Mexico
Purchases	$4,755,025	$1,326,955
Sales	4,783,153	2,290,403
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Arizona	Colorado	New Mexico
Sales charges collected (Unaudited)	$150,546	$410,748	$35,108
Paid to financial intermediaries (Unaudited)	140,617	364,109	30,220
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Arizona	Colorado	New Mexico
Commission advances (Unaudited)	$211,679	$168,075	$13,855
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$24,975	$80,654	$14,747
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$12,768	$17,208	$6,495
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period) Colorado borrowed $96,692 from the Unsecured Credit Line at an annualized interest rate of 2.02% on its outstanding balance. None of the other Funds participated in the Unsecured Credit Line during the current fiscal period.
NUVEEN      71

Notes to Financial Statements (continued)
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
Accounting Standards Update 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
10.  Subsequent Events
Management Fees
During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.
Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedule:
Average Daily Net Assets	Arizona	Colorado	New Mexico
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets of $10 billion and greater	0.2375	0.2375	0.2375
Uncommitted Line of Credit
The Unsecured Credit Line (as described in Note 8 - Borrowing Arrangements) was not renewed after its scheduled Termination Date on July 27, 2017.
72      NUVEEN

Additional
Fund Information (Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Steet
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN      73

Glossary of Terms
Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
74      NUVEEN

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
NUVEEN      75

Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining
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and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that manage
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ment had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.
For Nuveen Arizona Municipal Bond Fund, the Board noted that the Fund had performed well against its Performance Peer Group ranking in the second quartile for the one- and three-year periods and first quartile in the five-year period. Although the Fund underperformed or slightly underperformed its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Colorado Municipal Bond Fund, the Board noted that the Fund performed well against its Performance Peer Group ranking in the second quartile in the one-year period and first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen New Mexico Municipal Bond Fund, the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratios of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratios with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that each Fund had a net management fee slightly higher than its respective peer average, but a net expense ratio in line with its respective peer average.
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In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.
The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre- tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may
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have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub- Adviser for the calendar year ending December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the Nuveen open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable), as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub- Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the
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Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Trustees
and Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young[3] 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	176

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
NUVEEN      85

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177
(1)     Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)     On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
86      NUVEEN

Notes
NUVEEN      87

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-MS2-0517D227063-INV-Y-07/18

Mutual Funds
Nuveen Municipal
Bond Funds

It's not what you earn, it's what you keep.®
Annual Report May 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Maryland Municipal Bond Fund	NMDAX	NACCX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPCCX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	FVCCX	FVACX	NMVAX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.
At the year’s halfway point, the political landscape and its implications for the economy continue to be reevaluated. The lack of success in reforming health care policy has cast doubts on the president’s ability to move his agenda of pro-growth legislation forward. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March’s Dutch general election and May’s French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now signaling its intention to begin shrinking its balance sheet in addition to raising interest rates, policy moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
July 24, 2017

4      NUVEEN

Portfolio Managers’
Comments
Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Stephen J. Candido, CFA, and Paul L. Brennan, CFA, review U.S. economic and municipal market conditions, key investment strategies and the performance of the Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund. Steve has managed the Maryland and Virginia Funds since 2016 and Paul has managed the Pennsylvania Fund since 2011.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2017?
During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace thereafter. The Bureau of Economic Analysis reported an annual growth rate of 1.2% for the U.S. economy in the first quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. By comparison, the annual GDP growth rate in the fourth quarter of 2016 was 2.1%.
Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in May 2017 from 4.7% in May 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended May 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P
CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in April 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.
The Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017 (subsequent to the close of this reporting period). These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Managers’ Comments (continued)
seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations.
Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process.
For the municipal bond market, performance was defined by a major sell-off in municipal bonds following the presidential election and the market’s subsequent recovery in the first half of 2017. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.
However, stabilizing market conditions in December 2016 gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates reached a higher level than where they began.
In the reporting period overall, municipal bond issuance nationwide totaled $421.0 billion, an 8.1% gain from the issuance for the twelve-month period ended May 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.
Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
What were the economic and market environments in Maryland, Pennsylvania and Virginia during the twelve-month reporting period ended May 31, 2017?
While Maryland’s economy fared better than most throughout the recession, economic growth during the recovery can be characterized as slow and steady. In Fiscal Year 2016 the state’s real GDP increased 1.3%, which slightly trailed the U.S. average, placing it 24th among all states. Maryland’s economy has historically benefited from its proximity to the nation’s capital through job growth and drawing high income earners as residents. However, the state’s closeness to Washington D.C. means a greater dependency on federal employment than in most states, leaving it vulnerable to future federal cost-cutting. Government employment accounts for nearly 19% of all state employment. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of over 50 universities, this has made Maryland a center for national security and medical and biomedical research. May’s unemployment rate of 3.9% is below the national average of 4.3%. Maryland ended Fiscal Year 2015 and Fiscal Year 2016 with general fund operating surpluses. The state continues to demonstrate strong overall financial flexibility and prudent fiscal management as Fiscal Year 2017 revenues underperformed budgeted expectations which prompted revenue revisions for Fiscal Year 2018. The state was
6      NUVEEN

able to successfully close the Fiscal Year 2017 mid-year budget gap with expenditure reductions and a transfer from the revenue stabilization account. As of May 2017, Moody’s, S&P and Fitch rated Maryland general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2017, municipal issuance in the state totaled $10.9 billion, a gross issuance increase of 64% from the previous twelve months.
Pennsylvania is the sixth-largest state by population and by gross state product. The commonwealth’s economy remains slow-growing. Pennsylvania’s unemployment rate of 5.0% in May 2017 was above that of the nation at 4.3%. Mining and manufacturing remain drags on growth, but these are offset by improvements in other parts of the economy. Education and health care remain the commonwealth’s largest employment sectors and they contributed strongly to growth in 2016. On the fiscal front, Pennsylvania faces increasing pressure from a structurally unbalanced budget. The commonwealth balanced the 2015 and 2016 budgets with one-time items. This is also the case for the 2017 budget, although the commonwealth did pass some new recurring revenues as well. Governor Wolf’s proposed Fiscal 2018 budget seeks $2 billion of spending cuts and $1 billion of increases in taxes that are not broad-based but rather come from loopholes in taxes on sales, corporate profits and insurance premiums. Net tax-supported debt is equal to a moderate 2.3% of personal income. The commonwealth’s pension plans are poorly funded. Currently, Pennsylvania’s unfunded pension liability is estimated at more than $70 billion, split between the State Employees Retirement System and the Public School Employees Retirement System. As of February 2017, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and AA- by S&P and Fitch. For the twelve months ended May 31, 2017, $21.2 billion in new municipal bonds were issued in the commonwealth, a gross issuance increase of 73.6% from the previous twelve months.
Virginia’s economy is led by government, professional and business services and its proximity to the Washington D.C. area has historically provided stability in the northern portion of the state. The state’s real GDP growth increased 2.4% in Fiscal Year 2015 and then slowed in Fiscal Year 2016 increasing by 0.6%, placing it 39th among all states. May’s unemployment rate of 3.8% is below the national average of 4.3%. According to the S& P/Case-Shiller Index of 20 major metropolitan areas, housing prices in the Washington D.C. area rose 3.6% during the twelve months ended April 2017 (most recent data available at the time this report was prepared). Projected growth in high skill services industries over the next year is expected to translate to greater residential demand, particularly in the northern portion of the state. Fiscal year-end 2016 financials reflected a slight decline in the general fund balance due primarily to lower than anticipated income tax collections. Revenue underperformance prompted a budget revision for the current biennium that included the recommendation of several expenditure reductions and a possible reserve drawdown. While the state faces some budgetary challenges, overall it should fare well due to its high degree of financial flexibility. As of May 2017, Moody’s and Fitch rated Virginia general obligation debt at Aaa/AAA with stable outlooks, and S&P rated Virginia general obligation debt at AAA with a negative outlook. During the twelve months ended May 31, 2017, issuance in Virginia totaled $76.2 billion, a decrease of 14.1% from the previous twelve months.
How did the Funds perform during the twelve-month reporting period ended May 31, 2017?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for the one-year, five-year, ten-year and/or since inception periods ended May 31, 2017. Each Fund’s Class A Share at net asset value (NAV) returns are compared with the performance of a corresponding market index and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Maryland Fund modestly outperformed the S&P Municipal Bond Index and its Lipper classification average, while both the Pennsylvania and Virginia Funds underperformed the S&P Municipal Bond Index and their respective Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2017?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Maryland Municipal Bond Fund
The Nuveen Maryland Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017.
NUVEEN      7

Portfolio Managers’ Comments (continued)
Duration (interest rate) positioning helped the Fund’s relative performance as a result of opportunistic buying of longer maturity bonds after the market's sell-off in the fall of 2016. At that time, we believed longer-term bonds had been unduly punished by indiscriminate selling and represented attractive values. As a result, we added to the Fund’s longer-duration holdings, which helped position the portfolio to more fully benefit from the ensuing municipal market rally.
Our yield curve positioning was another plus for relative performance. We were underweighted in very short-term securities, which performed relatively poorly during the reporting period, and overweighted longer dated bonds (including insured Puerto Rico zero-coupon bonds), a maturity segment where certain bonds fared well in the second half of the reporting period.
The Fund’s credit quality exposure also contributed to results. In a market environment favoring higher yielding securities, our overweighting in non-rated bonds and underweighting in the top credit quality tiers (AAA and AA) were beneficial. Relative performance was also helped by our security selection among our A and BBB rated bonds.
Sector selection had a mixed effect on performance. The Fund’s overweighting in housing bonds and tobacco securities added value, given that these typically long-duration, higher yielding bonds outperformed the index. We were also helped by overweighting health care bonds, which fared well as investors sought yield, and underweighting state and local tax-backed bonds, which lagged the index. In contrast, the Fund’s overweighting in pre-refunded bonds detracted, as high quality, shorter-term bonds drew less investor interest.
On an individual security basis, bonds issued by Adventist HealthCare, which we bought in early December 2016, outperformed along with increased demand for BBB rated bonds in 2017. The demand for yield also helped our holdings in bonds of University Town Center in Hyattsville and Baltimore Water, both of which we purchased at attractive values amid the market’s volatility post election.
The Fund’s modest exposure to secured bonds of FirstEnergy Solutions detracted from relative performance. Bonds issued by this investor-owned electric utility, a subsidiary of FirstEnergy Corporation, were laggards early in the reporting period as falling natural gas prices ignited more competition for electricity generators and providers. In November 2016, FirstEnergy Solutions lost additional value, when the company’s management raised the possibility of bankruptcy as part of its plan to exit the competitive power generation business within 18 months. In the final months of the reporting period, however, FirstEnergy Solutions bonds staged a partial comeback largely due to the overall strength of the municipal market. Through the end of the reporting period, FirstEnergy had met all of its debt service obligations and we believe the secured bonds are in a good position for a strong recovery. We continue to monitor and assess developments closely and, based on our view that there is a reasonable possibility that the bonds could rebound further, we have maintained the Fund’s exposure to FirstEnergy Solutions.
Also detracting from performance were transportation bonds for the Maryland Purple Line project, a proposed light-rail line connecting communities near Washington, D.C. A judge recently requested a new environmental study, causing delays in the start of the project. However, the bonds are subject to a make whole call in the event of project termination.
We were reasonably active buyers and sellers during the reporting period, particularly as we sought out longer dated bonds post election at yields not available in the first half of the reporting period, due to a steeper yield curve and wider credit spreads. We also took advantage of opportunities to exchange portfolio holdings for bonds offering similar structural characteristics but higher yields. These trades helped boost the Fund’s income stream while simultaneously providing tax losses that we can use to offset taxable gains. Our sales during this reporting period included some Puerto Rico zero-coupon bonds as well as all uninsured U.S. Virgin Islands holding with the exception of a small position in Virgin Island tobacco bonds.
Given the general lack of supply of attractively valued Maryland municipal securities during the period, we continued to hold some out-of-state bonds. The Fund’s Puerto Rico exposure as of the end of the reporting period was 3.20%, which is either backed by tobacco industry revenues, was insured or matures at the end of 2017. We also had a small position in an insured U.S. Virgin Islands bond at the end of the reporting period.
Nuveen Pennsylvania Municipal Bond Fund
The Nuveen Pennsylvania Municipal Bond Fund’s Class A Shares at NAV fell short of the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017.
The Fund’s modest exposure to bonds of FirstEnergy Solutions was the main relative detractor from performance. Bonds issued by this investor-owned electric utility, a subsidiary of FirstEnergy Corporation, were laggards early in the reporting period as falling natural gas prices ignited more competition for electricity generators and providers. In November 2016, FirstEnergy Solutions lost additional value, when the company’s management raised the possibility of bankruptcy as part of its plan to exit the competitive power genera
8      NUVEEN

tion business within 18 months. In the final months of the reporting period, however, FirstEnergy Solutions bonds staged a partial comeback largely due to the overall strength of the municipal market. Through the end of the reporting period, FirstEnergy had met all of its debt service obligations. We continue to monitor and assess developments closely and, based on our view that there is a reasonable possibility that the bonds could rebound further, we have maintained the Fund’s exposure to FirstEnergy Solutions.
Another difficulty for relative performance stemmed from the Fund’s yield curve and duration (interest rate) positioning, with most of the detrimental effects occurring in the weeks following the November 2016 U.S. elections. During that span, bond yields rose significantly due to investor worries that the pro-growth agenda favored by President Trump and the Republican Congress could lead to higher inflation and interest rates. Longer-term municipal bonds saw the biggest price declines in response to concern about potential tax reform. This trend made our relative overweighting in this portion of the yield curve, and the Fund’s associated longer duration, detrimental.
On the positive side, the Fund benefited from credit, security and sector selection. In credit terms, the Fund’s overweighting in bonds with more credit risk, particularly in the BBB rating category, boosted results. The Fund’s lower rated bonds were spread across the health care, higher education and transportation sectors and were among the market’s best performers, boosted by investors’ appetite for income and issuers’ mostly stable to improving credit fundamentals. On an individual security selection basis, our choices among higher quality bonds were beneficial.
In terms of sector positioning, the Fund’s relative performance was boosted by an overweighting in housing bonds, a strong performing category that benefited from investors’ search for yield. The Fund’s lack of exposure to debt backed by the Commonwealth of Pennsylvania, which was an underperforming category this reporting period given the state’s falling credit rating, also added to results.
Another source of added value was the advance refunding (refinancing of debt by municipal issuers) of a number of the Fund’s holdings. These advance refundings generated significant one-time boosts in the bonds’ prices, as the securities saw their credit quality upgraded and their duration shorten.
During the reporting period, we kept the Fund’s basic sector, credit and duration exposure generally intact. At the same time, we made some notable changes to the Fund’s holdings based on opportunities we saw in the marketplace. We were particularly active buyers following the November 2016 post-election municipal market sell-off, when we identified mostly longer-maturity bonds that we felt had been unduly punished. The yield curve had steepened, affording us opportunities to buy longer-maturity securities at yields not generally available in the first half of the reporting period. As such, these additions helped improve the Fund’s income stream. We found values in the housing, health care and transportation sectors. We funded these purchases using a variety of sources, including investment inflows, bond calls and proceeds from advance refunded holdings. We also sold some local general obligation securities when we felt the market was rewarding us for doing so.
Nuveen Virginia Municipal Bond Fund
The Nuveen Virginia Municipal Bond Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2017.
Although the Fund's overall sector positioning was a contributor to relative performance, the Funds overweight to pre-refunded securities was a detractor from relative performance. These bonds carry the highest rating available in the municipal marketplace, as they are backed by U.S. government securities and have acquired shorter maturities. These and other high quality, short-term bonds lagged during the reporting period, due to investors’ appetite for higher yielding bonds of lower quality and with longer maturity dates. The negative effect of our overweighting in pre-refunded bonds was more than offset by having our overweight exposure to tobacco securities. These were among the municipal market’s best performers for the twelve-month reporting period, as investors sought yield among lower rated and non-investment grade issues.
Other sector related decisions generally added value. The Fund’s overweighting in housing bonds also helped performance, given that investors increasingly favored bonds in longer-duration, lower rated sectors. Relative performance was also aided by non-rated land backed credits, which also outpaced the index. An underweighting in tax-backed state and local bonds was another positive, as these comparatively low yielding higher quality bonds fell somewhat out of favor.
In terms of credit quality, our decision to increase exposure to bonds with lower investment grade credit ratings helped results on a relative basis, particularly as we sought out longer dated bonds post election at yield not available in the first half of the reporting period due to a steeper yield curve and wider credit spreads.
NUVEEN      9

Portfolio Managers’ Comments (continued)
The Fund’s duration positioning was a modest positive for relative performance. By lengthening the Fund’s duration in late 2016, we positioned it to benefit from the municipal market rebound that occurred in early 2017. In addition, the Funds overweight to longer dated bonds (including insured Puerto Rico zero-coupon bonds and certain other zero-coupon bonds) was also a positive for relative performance. In contrast, certain holdings we bought as the market's summer peak, in particular lower coupon structures issued last July and August 2016 performed poorly during the final months of 2016, given that these bonds’ coupons eventually fell below prevailing rates.
Several individual securities had notable effects on the Fund’s relative performance. The Fund’s modest exposure to secured bonds of FirstEnergy Solutions detracted from relative performance. Bonds issued by this investor-owned electric utility, a subsidiary of FirstEnergy Corporation, were laggards early in the reporting period as falling natural gas prices ignited more competition for electricity generators and providers. In November 2016, FirstEnergy Solutions lost additional value, when the company’s management raised the possibility of bankruptcy as part of its plan to exit the competitive power generation business within 18 months. In the final months of the reporting period, however, FirstEnergy Solutions bonds staged a partial comeback largely due to the overall strength of the municipal market. Through the end of the reporting period, FirstEnergy had met all of its debt service obligations and we believe the secured bonds are in a good position for a strong recovery. We continue to monitor and assess developments closely and, based on our view that there is a reasonable possibility that the bonds could rebound further, we have maintained the Fund’s exposure to FirstEnergy Solutions.
The sell-off in the municipal bond market last fall provided us with opportunities to boost the Fund's income by not only making new purchases but also to exchange portfolio holdings for bonds offering similar similar structural characteristics and higher yields. The benefits of these trades were twofold: they helped enhance the Fund’s income stream and provided tax losses that can be harvested to offset taxable gains. Notable purchases on this theme included bonds for Marymount University, Chesapeake Bay Bridge and Tunnel and Richmond Public Utilities, and Mary Washington Healthcare. The new purchases were funded mainly through bond maturities and calls.
Our sales during this reporting period included some Puerto Rico zero-coupon bonds as well as all uninsured U.S. Virgin Islands holdings with the exception of some investment grade rated Virgin Island Federal Highway bonds. At period end, the Fund still held territorial bonds we believe to be insulated from these islands’ fiscal and economic challenges, including the insured debt of both of these territories, as well as debt from Puerto Rico that is either backed by tobacco industry revenues or matures at the end of 2017. We currently hold a modest exposure of 1.84% in Puerto Rico. We also eliminated the Fund’s exposure to a continuing care retirement community (CCRC) bond that had languished given minimal investor interest in the security.
An Update Involving Puerto Rico
As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.
In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of June 2017 (subsequent to the close of this reporting period), Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.
The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.
10      NUVEEN

A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but it was recently announced that combination is scheduled to take place on October 16, 2017 (subject to change). Such changes could have an impact on the net asset value of each Fund’s shares.
NUVEEN      11

Risk Considerations
and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of May 31, 2017, all three Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
12      NUVEEN

Fund Performance, Expense Ratios
and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
NUVEEN      13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Maryland Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.65%	2.84%	4.14%
Class A Shares at maximum Offering Price	(2.63)%	1.96%	3.69%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Maryland Municipal Debt Funds Classification Average	1.51%	1.98%	3.17%
Class C2 Shares	1.09%	2.30%	3.57%
Class I Shares	1.87%	3.06%	4.35%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.86%	3.67%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.05)%	2.78%	4.20%
Class A Shares at maximum Offering Price	(4.21)%	1.90%	3.76%
Class C2 Shares	(0.61)%	2.24%	3.64%
Class I Shares	0.08%	2.99%	4.41%

	Average Annual
	1-Year	Since Inception
Class C Shares	(0.93)%	3.50%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%
14      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Pennsylvania Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.02)%	3.54%	4.49%
Class A Shares at maximum Offering Price	(4.24)%	2.66%	4.04%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Pennsylvania Municipal Debt Funds Classification Average	1.11%	2.93%	3.71%
Class C2 Shares	(0.52)%	2.99%	3.94%
Class I Shares	0.24%	3.75%	4.71%

	Average Annual
	1-Year	Since Inception
Class C Shares	(0.77)%	3.80%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.94)%	3.54%	4.55%
Class A Shares at maximum Offering Price	(6.02)%	2.66%	4.11%
Class C2 Shares	(2.44)%	2.98%	3.99%
Class I Shares	(1.78)%	3.74%	4.76%

	Average Annual
	1-Year	Since Inception
Class C Shares	(2.69)%	3.66%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.60%	1.36%	0.61%
16      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	0.13%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Virginia Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.08%	3.11%	4.26%
Class A Shares at maximum Offering Price	(3.17)%	2.23%	3.81%
S&P Municipal Bond Index	1.57%	3.42%	4.47%
Lipper Virginia Municipal Debt Funds Classification Average	1.92%	2.42%	3.09%
Class C2 Shares	0.58%	2.54%	3.68%
Class I Shares	1.25%	3.31%	4.46%

	Average Annual
	1-Year	Since Inception
Class C Shares	0.27%	3.87%
Average Annual Total Returns as of June 30, 2017 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.60)%	3.06%	4.31%
Class A Shares at maximum Offering Price	(4.81)%	2.18%	3.86%
Class C2 Shares	(1.09)%	2.51%	3.74%
Class I Shares	(0.35)%	3.28%	4.51%

	Average Annual
	1-Year	Since Inception
Class C Shares	(1.31)%	3.71%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%
18      NUVEEN

Effective Leverage Ratio as of May 31, 2017

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
NUVEEN      19

Yields as of May 31, 2017
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.83%	2.18%	2.41%	3.18%
SEC 30-Day Yield	2.15%	1.45%	1.70%	4.73%
Taxable-Equivalent Yield (32.0%)[2]	3.16%	2.13%	2.50%	6.96%
Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.15%	2.47%	2.69%	3.46%
SEC 30-Day Yield	2.06%	1.36%	1.61%	2.35%
Taxable-Equivalent Yield (30.2%)[2]	2.95%	1.95%	2.31%	3.37%
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.67%	1.99%	2.20%	2.96%
SEC 30-Day Yield	1.90%	1.19%	1.44%	2.18%
Taxable-Equivalent Yield (32.1%)[2]	2.80%	1.75%	2.12%	3.21%
1     The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2     The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
20      NUVEEN

Holding
Summaries as of May 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Maryland Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.8%
Common Stocks	0.4%
Other Assets Less Liabilities	1.8%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	22.8%
Tax Obligation/Limited	15.7%
U.S. Guaranteed	13.5%
Tax Obligation/General	12.3%
Housing/Multifamily	6.4%
Education and Civic Organizations	5.6%
Housing/Single Family	4.8%
Other	18.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	25.0%
AA	25.1%
A	21.2%
BBB	17.2%
BB or Lower	3.1%
N/R (not rated)	8.0%
N/A (not applicable)	0.4%
Total	100%
NUVEEN      21

Holding Summaries as of May 31, 2017 (continued)
Nuveen Pennsylvania Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.0%
Other Assets Less Liabilities	1.0%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	16.7%
Tax Obligation/General	15.4%
U.S. Guaranteed	13.7%
Education and Civic Organizations	12.7%
Transportation	10.7%
Housing/Single Family	8.4%
Water and Sewer	6.5%
Tax Obligation/Limited	5.7%
Utilities	5.0%
Other	5.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	13.7%
AA	39.6%
A	32.5%
BBB	8.0%
BB or Lower	4.3%
N/R (not rated)	1.9%
Total	100%
22      NUVEEN

Nuveen Virginia Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.7%
Common Stocks	0.4%
Other Assets Less Liabilities	0.9%
Net Assets	100%
Portfolio Composition (% of total investments)
Transportation	24.2%
U.S. Guaranteed	15.9%
Tax Obligation/Limited	12.5%
Health Care	12.1%
Education and Civic Organizations	7.9%
Tax Obligation/General	7.8%
Other	19.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	26.8%
AA	37.1%
A	11.6%
BBB	14.2%
BB or Lower	6.8%
N/R (not rated)	3.1%
N/A (not applicable)	0.4%
Total	100%
NUVEEN       23

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2017.
The beginning of the period is December 1, 2016.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.00	$1,042.00	$1,043.20	$1,047.10
Expenses Incurred During the Period	$ 4.23	$ 8.30	$ 7.03	$ 3.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.79	$1,016.80	$1,018.05	$1,021.79
Expenses Incurred During the Period	$ 4.18	$ 8.20	$ 6.94	$ 3.18
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.63%, 1.38% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
24      NUVEEN

Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.60	$1,043.30	$1,044.50	$1,047.50
Expenses Incurred During the Period	$ 4.08	$ 8.15	$ 6.88	$ 3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.95	$1,018.20	$1,021.94
Expenses Incurred During the Period	$ 4.03	$ 8.05	$ 6.79	$ 3.02
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,048.30	$1,044.10	$1,045.20	$1,049.30
Expenses Incurred During the Period	$ 4.03	$ 8.10	$ 6.83	$ 3.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.74	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
NUVEEN      25

Report of
Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust I and Shareholders of
Nuveen Maryland Municipal Bond Fund,
Nuveen Pennsylvania Municipal Bond Fund and
Nuveen Virginia Municipal Bond Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (separate portfolios of Nuveen Multistate Trust I, hereafter referred to as the “Funds”) as of May 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
July 26, 2017
26      NUVEEN

Nuveen Maryland Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 97.8%
	Consumer Discretionary – 1.9%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 1,000	5.000%, 9/01/39 (WI/DD, Settling 6/22/17)	9/27 at 100.00	N/R	$1,123,040
1,645	5.000%, 9/01/46 (WI/DD, Settling 6/22/17)	9/27 at 100.00	N/R	1,836,955
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	8/17 at 100.00	N/R	595,860
3,645	Total Consumer Discretionary			3,555,855
	Consumer Staples – 2.4%
1,400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	6/17 at 100.00	B-	1,387,470
545	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	7/17 at 100.00	Ba1	547,671
600	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	BBB-	601,530
100	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/17 at 100.00	A3	100,028
1,900	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,968,077
4,545	Total Consumer Staples			4,604,776
	Education and Civic Organizations – 5.5%
625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary's University, Series 2006, 5.625%, 9/01/38	8/17 at 100.00	BB+	625,325
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A-	782,684
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	571,640
2,625	4.250%, 7/01/41	7/23 at 100.00	AA+	2,809,170
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014, 4.000%, 10/01/39	10/24 at 100.00	A	522,945
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	1,110,900
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
385	5.000%, 6/01/29	6/26 at 100.00	Baa1	452,005
700	5.000%, 6/01/33	6/26 at 100.00	Baa1	805,539
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
315	5.000%, 6/01/36	6/26 at 100.00	Baa1	359,037
235	5.000%, 6/01/42	6/26 at 100.00	Baa1	265,303
NUVEEN      27

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 255	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/19 at 100.00	BB+	$262,566
475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A+	535,943
1,235	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	AA-	1,324,488
9,550	Total Education and Civic Organizations			10,427,545
	Health Care – 22.4%
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
660	4.000%, 7/01/32	7/25 at 100.00	BBB	684,460
1,650	4.250%, 7/01/35	7/25 at 100.00	BBB	1,717,551
590	5.000%, 7/01/45	7/25 at 100.00	BBB	647,035
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
750	5.000%, 7/01/34	7/27 at 100.00	Baa3	838,110
500	5.000%, 7/01/38	7/27 at 100.00	Baa3	553,385
625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa3	698,388
1,270	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	1,452,994
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A	1,052,920
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,065,260
475	5.000%, 7/01/37	7/22 at 100.00	A1	524,419
1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	7/22 at 100.00	Baa1	1,750,365
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	A+	570,020
470	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGM Insured	7/17 at 100.00	AA	471,340
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,000	4.000%, 7/01/35	7/25 at 100.00	A+	1,058,760
750	5.000%, 7/01/40	7/25 at 100.00	A+	854,632
955	4.125%, 7/01/47	7/25 at 100.00	A+	996,237
900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	992,736
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	98,590
2,575	5.000%, 7/01/38	7/26 at 100.00	BBB	2,812,466
440	4.000%, 7/01/42	7/26 at 100.00	BBB	446,358
28      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	$1,376,575
2,075	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	AA-	2,390,566
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
2,250	4.000%, 7/01/43	7/22 at 100.00	A2	2,340,202
5,700	5.000%, 7/01/43	7/22 at 100.00	A2	6,290,178
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	A2	2,864,275
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/26	7/24 at 100.00	BBB	1,186,780
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA-	2,194,580
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
3,000	4.000%, 12/01/44	6/25 at 100.00	AA-	3,114,510
1,000	5.000%, 12/01/44	6/25 at 100.00	AA-	1,134,470
38,640	Total Health Care			42,178,162
	Housing/Multifamily – 6.3%
1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	A+	1,087,880
640	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	658,541
1,460	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013, 5.000%, 10/01/28	10/23 at 100.00	A+	1,656,501
575	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017, 5.000%, 7/01/32	7/27 at 100.00	BBB	666,810
500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 5.000%, 6/01/34	6/23 at 100.00	Baa3	536,970
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/27	7/22 at 100.00	BBB-	1,091,390
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland - Baltimore Project, Refunding Senior Lien Series 2015:
255	5.000%, 7/01/31	7/25 at 100.00	BBB-	280,696
475	5.000%, 7/01/35	7/25 at 100.00	BBB-	516,605
920	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	8/17 at 100.00	AA	920,000
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
1,145	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	1,356,184
520	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	600,168
165	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	7/17 at 100.00	Aa2	165,535
1,250	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.650%, 7/01/34	7/24 at 100.00	Aaa	1,282,025
NUVEEN      29

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 960	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/17	8/17 at 100.00	AA-	$ 968,986
10,865	Total Housing/Multifamily			11,788,291
	Housing/Single Family – 4.7%
1,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa2	1,387,891
2,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C, 3.200%, 9/01/28	3/24 at 100.00	Aa2	2,582,200
1,750	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,817,148
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa2	1,034,650
585	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	9/26 at 100.00	Aa2	585,989
1,430	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage Revenue Bonds, Series 2016A, 2.875%, 7/01/31	7/25 at 100.00	Aa2	1,407,949
8,630	Total Housing/Single Family			8,815,827
	Industrials – 2.2%
3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	4,155,266
	Long-Term Care – 3.5%
545	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016, 5.000%, 1/01/37	1/26 at 100.00	A	610,722
950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	1,036,773
1,250	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/44	4/27 at 100.00	N/R	1,229,050
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
700	5.000%, 1/01/36	7/26 at 100.00	A	786,296
835	5.000%, 1/01/45	7/26 at 100.00	A	921,456
1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A-	1,967,102
6,245	Total Long-Term Care			6,551,399
	Tax Obligation/General – 12.1%
2,040	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	1,212,474
1,000	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Series 2017A, 5.000%, 2/15/23	No Opt. Call	AAA	1,204,270
2,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Refunding First Series 2017C, 5.000%, 8/01/20	No Opt. Call	AAA	2,250,940
1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2011B, 5.000%, 8/01/18	No Opt. Call	AAA	1,048,720
30      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	$2,318,540
1,000	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	1,058,890
2,000	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2015A, 5.000%, 7/01/18	No Opt. Call	AAA	2,090,640
5,645	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2008, 0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	3,320,558
1,325	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A, 5.000%, 9/01/19	No Opt. Call	AAA	1,446,330
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
2,575	5.000%, 6/01/27	6/26 at 100.00	AAA	3,241,436
1,300	5.000%, 6/01/35	6/26 at 100.00	AAA	1,562,808
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/49	8/25 at 37.14	Aaa	1,957,900
28,885	Total Tax Obligation/General			22,713,506
	Tax Obligation/Limited – 15.4%
300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park - North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	310,329
925	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	9/17 at 100.00	AA-	928,043
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
460	4.500%, 9/01/33 (WI/DD, Settling 6/08/17)	9/27 at 100.00	N/R	472,512
120	5.000%, 9/01/38 (WI/DD, Settling 6/08/17)	9/27 at 100.00	N/R	127,704
755	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.000%, 6/01/36	6/26 at 100.00	N/R	775,823
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
129	5.600%, 7/01/20 – RAAI Insured	8/17 at 100.00	AA	129,459
115	5.700%, 7/01/29 – RAAI Insured	8/17 at 100.00	AA	115,419
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A-	2,029,395
3,070	5.000%, 7/01/40	7/20 at 100.00	A-	3,344,980
670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	714,267
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BBB+	1,153,710
1,000	5.000%, 12/01/33	12/26 at 100.00	BBB+	1,113,500
725	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 5.800%, 2/15/34	2/24 at 100.00	N/R	747,185
1,285	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/34	7/25 at 100.00	N/R	1,335,166
NUVEEN      31

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
$ 1,000	5.000%, 5/01/32	5/26 at 100.00	AA	$1,185,520
1,200	5.000%, 5/01/33	5/26 at 100.00	AA	1,415,316
1,000	5.000%, 5/01/35	5/26 at 100.00	AA	1,169,930
1,900	5.000%, 5/01/46	5/26 at 100.00	AA	2,188,895
25	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	24,969
3,820	Prince George's County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	8/17 at 100.00	N/R	3,854,456
400	Prince George's County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	1/18 at 100.00	N/R	400,452
7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	C	1,496,546
7,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA-	1,909,425
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	1,138,460
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	8/17 at 100.00	AA-	1,009,590
38,279	Total Tax Obligation/Limited			29,091,051
	Transportation – 2.8%
1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	AA-	1,075,040
165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	189,006
3,200	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	3,587,360
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
85	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	91,657
340	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	362,749
4,790	Total Transportation			5,305,812
	U.S. Guaranteed – 13.3% (5)
1,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2007D, 5.000%, 7/01/25 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (5)	1,003,530
865	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	1,036,832
	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
185	5.375%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	201,966
315	5.375%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	AA- (5)	343,889
1,020	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	AA- (5)	1,121,418
32      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	$2,237,820
2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	A (5)	3,079,983
950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29 (Pre-refunded 7/01/17)	7/17 at 100.00	Baa3 (5)	953,268
1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	1,924,063
2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA- (5)	2,727,487
295	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (5)	296,027
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB (5)	637,134
440	5.500%, 7/01/42 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB (5)	441,663
480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured (ETM)	No Opt. Call	AA- (5)	572,011
895	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A2 (5)	971,701
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A (5)	1,029,120
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	1,541,505
3,470	5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	3,566,015
850	6.000%, 1/01/43 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	874,752
500	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 4.500%, 3/15/26 (Pre-refunded 3/15/19)	3/19 at 100.00	AAA	532,050
23,070	Total U.S. Guaranteed			25,092,234
	Utilities – 3.1%
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	B1	940,000
2,000	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,257,200
2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	3/19 at 100.00	A	2,726,925
5,500	Total Utilities			5,924,125
	Water and Sewer – 2.2%
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	AA-	2,336,400
NUVEEN      33

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
$ 745	5.000%, 7/01/27	7/26 at 100.00	A-	$863,984
915	5.000%, 1/01/46	7/26 at 100.00	A-	1,001,596
3,660	Total Water and Sewer			4,201,980
$ 190,159	Total Municipal Bonds (cost $175,882,394)			184,405,829

Shares	Description (1)	Value
	COMMON STOCKS – 0.4%
	Airlines – 0.4%
14,180	American Airlines Group Inc. (6)	$ 686,454
	Total Common Stocks (cost $425,978)	686,454

	Total Long-Term Investments (cost $176,308,372)	185,092,283
	Other Assets Less Liabilities – 1.8%	3,458,575
	Net Assets – 100%	$ 188,550,858
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
34      NUVEEN

Nuveen Pennsylvania Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.0%
	MUNICIPAL BONDS – 99.0%
	Consumer Staples – 0.2%
$ 475	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA-	$ 598,866
	Education and Civic Organizations – 12.5%
2,470	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA	2,818,048
1,205	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB-	1,271,347
305	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	BBB-	315,867
785	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	A-	719,178
1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,064,070
330	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	347,094
920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	8/17 at 100.00	AA	921,233
1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,359,663
3,500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2015, 5.000%, 8/01/45	8/25 at 100.00	A+	3,960,215
1,430	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	1,442,827
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016-002:
210	3.250%, 5/01/36	5/26 at 100.00	BBB+	191,852
645	3.500%, 5/01/41	5/26 at 100.00	BBB+	594,767
1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,187,113
1,800	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2016, 3.000%, 10/01/37	10/26 at 100.00	A	1,651,932
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB	347,507
220	5.625%, 4/01/40	4/20 at 100.00	BBB	231,887
165	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 3.000%, 3/01/31	3/26 at 100.00	BBB	149,772
NUVEEN      35

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa3	$3,207,544
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College, Series 2016-004:
630	2.625%, 11/01/31	5/26 at 100.00	A	580,602
630	3.000%, 11/01/42	5/26 at 100.00	A	560,574
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
815	5.000%, 12/01/38	12/24 at 100.00	AA	937,918
670	5.000%, 12/01/44	12/24 at 100.00	AA	767,626
2,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2016, 4.000%, 5/01/36	5/26 at 100.00	A	2,624,300
280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB	288,100
1,110	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB+	1,212,586
2,375	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A+	2,672,017
220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	244,035
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
170	4.000%, 11/01/39	11/22 at 100.00	A3	175,003
1,180	5.000%, 11/01/42	11/22 at 100.00	A3	1,317,151
1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	A3	1,482,202
385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A-	430,684
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BB	1,058,210
1,400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB	1,480,150
2,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Temple University, First Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	2,265,380
835	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	A-	938,365
800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A-	877,744
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
665	5.000%, 11/01/32	11/25 at 100.00	A-	761,132
260	5.000%, 11/01/33	11/25 at 100.00	A-	296,137
260	4.000%, 11/01/35	11/25 at 100.00	A-	272,106
41,140	Total Education and Civic Organizations			44,023,938
36      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 16.5%
$ 3,905	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	8/17 at 100.00	B2	$3,724,706
1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	A+	1,553,762
2,125	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A-	2,317,971
245	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47	11/19 at 100.00	A	258,419
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
295	5.000%, 11/15/41	11/25 at 100.00	A	332,433
615	5.000%, 11/15/46	11/25 at 100.00	A	688,216
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A:
625	3.000%, 6/01/33	6/26 at 100.00	A+	595,087
585	5.000%, 6/01/35	6/26 at 100.00	A+	667,274
505	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A+	551,819
500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	548,225
2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	AA	2,023,720
2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,359,930
1,485	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	1,660,334
1,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45	2/27 at 100.00	AA	1,149,110
255	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba1	280,441
3,090	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA-	3,506,594
1,850	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA-	2,105,707
3,850	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35	7/26 at 100.00	A+	3,995,568
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
455	3.000%, 11/01/36	5/26 at 100.00	A	418,891
3,645	4.000%, 11/01/46	5/26 at 100.00	A	3,760,911
2,000	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	11/22 at 100.00	A	2,096,200
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
1,500	5.500%, 7/01/28	7/19 at 100.00	AA-	1,623,240
1,110	5.750%, 7/01/39	7/19 at 100.00	AA-	1,209,500
NUVEEN      37

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A-	$1,066,470
1,000	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/41	7/26 at 100.00	A	1,097,870
190	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	AA-	206,097
1,300	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A+	1,442,181
3,075	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	3,348,214
2,600	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	2,804,516
230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children's Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 12.195%, 7/01/41 (IF)	7/21 at 100.00	AA	300,415
1,500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB-	1,617,930
2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	2,225,180
1,195	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	AA-	1,295,368
2,035	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	2,256,367
1,245	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA-	1,350,476
240	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 7.000%, 8/01/41	8/21 at 100.00	A-	275,702
125	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	AA	143,231
530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	604,635
425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	456,459
53,890	Total Health Care			57,919,169
	Housing/Multifamily – 0.3%
485	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. - Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BBB-	510,021
100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	10/22 at 100.00	BBB-	104,725
38      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Baa3	$107,967
237	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	8/17 at 100.00	Baa3	237,292
922	Total Housing/Multifamily			960,005
	Housing/Single Family – 8.4%
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
2,440	3.300%, 10/01/32	10/21 at 100.00	AA+	2,455,640
980	3.650%, 10/01/37	10/21 at 100.00	AA+	993,240
1,020	3.700%, 10/01/42	10/21 at 100.00	AA+	1,051,375
1,415	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115A, 4.200%, 10/01/33 (Alternative Minimum Tax)	10/22 at 100.00	AA+	1,495,344
625	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115B, 4.000%, 10/01/38	10/22 at 100.00	AA+	645,288
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
780	3.950%, 10/01/40	10/24 at 100.00	AA+	799,250
1,075	4.000%, 4/01/45	10/24 at 100.00	AA+	1,095,500
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B:
710	3.900%, 10/01/35	10/24 at 100.00	AA+	731,541
535	4.050%, 10/01/40	10/24 at 100.00	AA+	550,028
920	4.150%, 10/01/45	10/24 at 100.00	AA+	946,340
2,110	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	2,181,360
1,400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	1,416,240
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	4,857,450
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
1,000	3.100%, 10/01/36	10/25 at 100.00	AA+	970,160
6,290	3.200%, 10/01/41	10/25 at 100.00	AA+	6,032,299
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B:
1,020	3.450%, 10/01/32 (WI/DD, Settling 6/20/17)	10/26 at 100.00	AA+	1,043,603
1,010	3.900%, 10/01/37 (WI/DD, Settling 6/20/17)	10/26 at 100.00	AA+	1,040,280
970	4.000%, 10/01/42 (WI/DD, Settling 6/20/17)	10/26 at 100.00	AA+	996,481
29,300	Total Housing/Single Family			29,301,419
NUVEEN      39

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 0.3%
$ 955	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	$ 1,079,962
	Long-Term Care – 3.6%
90	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	91,622
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
1,820	4.000%, 1/01/33	1/25 at 100.00	BBB+	1,852,159
2,000	5.000%, 1/01/38	1/25 at 100.00	BBB+	2,144,520
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016:
355	5.000%, 1/01/28	1/26 at 100.00	BBB+	408,949
390	5.000%, 1/01/29	1/26 at 100.00	BBB+	444,514
265	5.000%, 1/01/30	1/26 at 100.00	BBB+	298,430
135	3.250%, 1/01/36	1/26 at 100.00	BBB+	126,885
2,055	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,880,983
1,135	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 5.000%, 12/01/39	12/25 at 100.00	A	1,248,727
340	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	382,745
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
250	5.375%, 5/01/28	5/23 at 100.00	BBB	276,398
430	5.750%, 5/01/35	5/23 at 100.00	BBB	474,759
760	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Refunding Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A-	846,632
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	A-	2,224,380
12,025	Total Long-Term Care			12,701,703
	Materials – 0.7%
2,360	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,540,445
	Tax Obligation/General – 15.2%
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
950	5.000%, 12/01/32	12/24 at 100.00	AA-	1,095,360
415	5.000%, 12/01/34	12/24 at 100.00	AA-	475,171
2,900	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA-	3,292,196
40      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
$ 1,000	4.000%, 8/01/31	8/26 at 100.00	Aa2	$1,091,320
1,000	4.000%, 8/01/32	8/26 at 100.00	Aa2	1,085,440
805	4.000%, 8/01/33	8/26 at 100.00	Aa2	870,414
705	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA	805,068
1,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A2	1,144,550
5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	5,520,637
1,675	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,907,993
2,005	Cheltenham Township School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016B, 5.000%, 2/15/37	8/24 at 100.00	AA-	2,279,725
3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	2,523,937
950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	953,933
1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	AA-	1,101,532
2,240	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	2,543,318
500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	517,200
4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	AA-	3,985,800
	Norristown Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016:
1,000	4.000%, 9/01/31 – AGM Insured	9/26 at 100.00	AA	1,079,380
1,000	4.000%, 9/01/33 – AGM Insured	9/26 at 100.00	AA	1,070,200
1,350	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	1,589,031
3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA-	4,139,464
1,250	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2014A, 5.000%, 7/15/38	1/24 at 100.00	A+	1,392,738
240	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	278,126
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,410	5.000%, 9/01/25	9/22 at 100.00	AA-	2,820,086
1,200	5.000%, 9/01/26	9/22 at 100.00	AA-	1,399,368
765	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Series 2016A, 2.625%, 9/01/28 – AGM Insured	9/26 at 100.00	AA	755,407
NUVEEN      41

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	A2	$2,687,500
1,285	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB	1,335,038
	Spring Grove Area School District, York County, Pennsylvania, General Obligation Bonds, Refunding Series 2015A:
500	4.000%, 10/01/18	No Opt. Call	AA-	520,085
500	4.000%, 10/01/19	No Opt. Call	AA-	531,870
2,000	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 3/15/40	3/25 at 100.00	Aa1	2,269,960
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
125	5.000%, 11/15/21	No Opt. Call	BB	129,728
70	5.000%, 11/15/28	5/24 at 100.00	BB	72,610
50,790	Total Tax Obligation/General			53,264,185
	Tax Obligation/Limited – 5.7%
500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	529,770
935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	996,775
3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,137,670
645	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	666,840
2,895	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	AA-	3,241,068
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
1,000	0.000%, 12/01/37 (4)	No Opt. Call	AA-	903,240
1,000	0.000%, 12/01/44 (4)	No Opt. Call	AA-	899,450
1,335	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	1,398,266
2,045	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A+	2,351,791
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
1,530	5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	1,735,158
1,220	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA	1,295,006
2,540	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	2,788,691
18,645	Total Tax Obligation/Limited			19,943,725
	Transportation – 10.6%
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,064,630
2,455	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,606,449
42      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A1	$1,159,530
2,485	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	2,697,940
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,305	5.000%, 1/01/22	No Opt. Call	A-	1,434,443
1,000	5.000%, 1/01/25	1/23 at 100.00	A-	1,112,690
1,380	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	1,547,573
2,500	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	2,781,350
5,070	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (4)	12/27 at 100.00	A-	6,244,668
825	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	925,931
2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24	12/22 at 100.00	A1	3,483,769
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A1	1,117,770
4,145	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	4,660,306
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,543,760
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	1,669,050
2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3	2,052,200
32,655	Total Transportation			37,102,059
	U.S. Guaranteed – 13.5% (5)
2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (5)	2,642,450
1,125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (5)	1,225,170
1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37 (Pre-refunded 12/15/17)	12/17 at 100.00	BBB- (5)	1,486,818
195	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (5)	208,847
1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38 (Pre-refunded 9/15/18)	9/18 at 100.00	BBB- (5)	1,354,496
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
870	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	923,270
160	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	169,797
NUVEEN      43

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 3,230	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	$3,764,759
630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (5)	632,923
2,920	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 (Pre-refunded 11/01/17) – AGC Insured	11/17 at 100.00	AA (5)	2,971,188
840	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	926,839
970	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	1,100,911
5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35 (Pre-refunded 8/15/18)	8/18 at 100.00	A- (5)	6,066,710
1,500	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37 (Pre-refunded 5/15/18)	5/18 at 100.00	Aa1 (5)	1,559,670
1,455	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (5)	1,600,340
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	AA- (5)	1,017,440
650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	745,862
1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 (Pre-refunded 7/01/17) – SYNCORA GTY Insured	7/17 at 100.00	N/R (5)	1,319,484
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (5)	1,107,650
630	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	726,604
2,625	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 (Pre-refunded 12/01/18) – NPFG Insured	12/18 at 100.00	AA (5)	2,785,729
315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA- (5)	349,820
2,185	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	2,432,648
1,250	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	A+ (5)	1,375,537
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E:
50	6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	53,162
3,110	6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	A+ (5)	3,306,645
5	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	5,316
1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (5)	1,335,900
44      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Reading, Pennsylvania, General Obligation Bonds, Series 2008:
$ 595	6.000%, 11/01/28 (Pre-refunded 11/01/18) – AGM Insured	11/18 at 100.00	A2 (5)	$637,846
1,405	6.000%, 11/01/28 (Pre-refunded 11/01/18) – AGM Insured	11/18 at 100.00	A2 (5)	1,506,174
115	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	130,344
1,627	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	1,845,018
125	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	146,703
44,122	Total U.S. Guaranteed			47,462,070
	Utilities – 5.0%
1,545	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory Put 7/01/21)	No Opt. Call	Caa1	641,175
1,955	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20)	No Opt. Call	Caa1	811,325
1,130	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/17 at 100.00	Ba1	1,134,000
2,580	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba2	2,601,053
3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA-	3,112,650
3,815	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory Put 12/03/18)	No Opt. Call	B-	1,583,225
5,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009B, 5.000%, 11/15/40	11/19 at 100.00	AA-	5,403,800
1,875	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A	2,153,906
20,900	Total Utilities			17,441,134
	Water and Sewer – 6.5%
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
1,175	5.000%, 12/01/40	12/25 at 100.00	A1	1,330,382
1,180	5.000%, 12/01/45	12/25 at 100.00	A1	1,328,562
285	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/32 – AGM Insured	12/26 at 100.00	AA	310,376
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015:
390	5.000%, 5/01/40	5/25 at 100.00	Aa3	443,122
785	4.000%, 5/01/45	5/25 at 100.00	Aa3	815,772
430	Easton, Pennsylvania, Area Joint Sewer Authority, Water and Sewer Revenue Bonds, Series 2015, 3.200%, 12/01/34 – BAM Insured	12/23 at 100.00	AA	432,563
NUVEEN      45

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 270	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	$284,162
245	Findlay Township Municipal Authority, Allegheny County, Pennsylvania, Revenue Bonds, Series 2015, 3.375%, 12/15/35 – BAM Insured	12/20 at 100.00	AA	247,281
2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	A+	3,007,567
3,650	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	4,084,386
900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	960,138
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2010C, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA	2,190,640
940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A+	1,038,399
5,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/45	7/24 at 100.00	A+	5,637,150
600	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	602,502
20,810	Total Water and Sewer			22,713,002

$ 328,989	Total Long-Term Investments (cost $331,896,210)			347,051,682
	Other Assets Less Liabilities – 1.0%			3,574,626
	Net Assets – 100%			$ 350,626,308
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
46      NUVEEN

Nuveen Virginia Municipal Bond Fund
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 98.7%
	Consumer Staples – 3.7%
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$ 275	5.250%, 6/01/32	6/17 at 100.00	N/R	$275,006
600	5.625%, 6/01/47	6/17 at 100.00	N/R	581,922
10,155	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B-	10,002,878
4,910	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B-	4,867,872
15,940	Total Consumer Staples			15,727,678
	Education and Civic Organizations – 7.8%
1,685	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017, 4.000%, 1/01/40	1/27 at 100.00	A1	1,772,704
3,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Washington & Lee University, Series 2013, 5.000%, 1/01/43	1/22 at 100.00	AA	3,371,220
1,820	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,720,464
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A, 4.000%, 6/01/36	6/27 at 100.00	Aa2	536,660
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,916,875
6,385	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, 5.000%, 4/01/39	4/27 at 100.00	AAA	7,676,175
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,043,500
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
3,000	5.000%, 7/01/35	7/25 at 100.00	BB+	3,176,820
1,000	5.000%, 7/01/45	7/25 at 100.00	BB+	1,043,500
1,165	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Refunding Series 2007B, 4.500%, 9/01/18	9/17 at 100.00	Aa1	1,175,555
1,515	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Refunding Series 2012A, 5.000%, 9/01/20	No Opt. Call	Aa1	1,707,390
1,575	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	2,018,189
1,415	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	1,546,694
2,190	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	2,509,017
NUVEEN      47

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	BBB+	$ 552,260
29,250	Total Education and Civic Organizations			32,767,023
	Health Care – 12.0%
	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,100	5.000%, 9/01/27	9/17 at 100.00	A	1,108,349
4,250	5.000%, 9/01/37	9/17 at 100.00	A	4,277,157
2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,330,246
300	Fairfax County Industrial Development Authority, Virginia, Health Care Revenue Bonds, Inova Health System Project, Series 2009A, 5.500%, 5/15/35	5/19 at 100.00	AA+	323,886
3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,224,910
400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	464,488
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A-	2,778,400
970	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	AA-	994,813
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45	7/25 at 100.00	N/R	3,685,990
1,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/25	11/22 at 100.00	AA-	1,151,770
1,310	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,404,556
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A-	1,143,680
2,500	5.000%, 6/15/35	6/26 at 100.00	A-	2,821,450
1,360	4.000%, 6/15/37	6/26 at 100.00	A-	1,395,292
2,745	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,979,588
	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	1,009,260
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	5,089,526
5,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,413,700
1,665	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	1,847,850
48      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
$ 1,250	5.000%, 1/01/32	1/26 at 100.00	A+	$1,458,500
1,230	5.000%, 1/01/34	1/26 at 100.00	A+	1,420,945
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,109,980
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,368,272
480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A+	520,613
46,970	Total Health Care			50,323,221
	Housing/Multifamily – 3.4%
470	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/17 at 100.00	AA	471,528
1,160	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	9/17 at 100.00	AA	1,163,097
600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	635,454
490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	516,151
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,510	3.500%, 3/01/35	3/24 at 100.00	AA+	1,529,917
1,790	3.625%, 3/01/39	3/24 at 100.00	AA+	1,823,795
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	1,034,620
2,585	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,673,898
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,522,950
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,530,090
1,330	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,379,809
13,935	Total Housing/Multifamily			14,281,309
	Housing/Single Family – 1.4%
2,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5, 4.550%, 7/01/31	10/22 at 100.00	AAA	2,711,400
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
1,785	4.400%, 10/01/31	10/22 at 100.00	AAA	1,927,354
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,111,660
5,285	Total Housing/Single Family			5,750,414
NUVEEN      49

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 2.7%
$ 975	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/45	10/25 at 100.00	BBB	$1,079,130
	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	11/18 at 100.00	N/R	2,003,220
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,501,250
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,125	5.000%, 10/01/36	10/24 at 102.00	BBB	1,267,110
700	4.000%, 10/01/42	10/24 at 102.00	BBB	715,862
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	889,726
	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016:
1,000	4.000%, 1/01/37	1/25 at 102.00	BBB-	1,011,900
150	3.375%, 1/01/37	1/25 at 102.00	BBB-	138,506
1,500	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/46	1/25 at 102.00	N/R	1,540,170
10,825	Total Long-Term Care			11,146,874
	Tax Obligation/General – 7.7%
2,535	Arlington County, Virginia, General Obligation Bonds, Public Improvement Series 2011B, 5.000%, 8/15/19	No Opt. Call	AAA	2,762,744
1,500	Arlington County, Virginia, General Obligation Bonds, Public Improvement Series 2013A, 5.000%, 8/01/19	No Opt. Call	AAA	1,632,495
2,000	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2009D, 5.000%, 8/01/17	No Opt. Call	AAA	2,014,380
2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A	2,308,446
4,600	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	2,734,010
2,000	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2015A, 5.000%, 10/01/19	No Opt. Call	AAA	2,189,620
	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2017A:
2,000	5.000%, 10/01/18	No Opt. Call	AAA	2,111,020
2,000	5.000%, 10/01/19	No Opt. Call	AAA	2,189,620
3,465	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2012B, 5.000%, 4/01/24	No Opt. Call	AAA	4,267,529
1,965	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2015C, 5.000%, 10/01/18	No Opt. Call	AAA	2,074,077
1,250	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2016A, 5.000%, 10/01/28	10/26 at 100.00	AA+	1,550,662
6,715	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	2,243,683
50      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 45	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	$49,736
775	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA-	842,123
1,000	Virginia State, General Obligation Bonds, Series 2007B, 5.000%, 6/01/17	No Opt. Call	AAA	1,000,000
8,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/48	8/25 at 38.79	Aaa	2,338,640
41,950	Total Tax Obligation/General			32,308,785
	Tax Obligation/Limited – 12.4%
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
505	5.250%, 7/15/25 – ACA Insured	8/17 at 100.00	N/R	481,144
520	5.500%, 7/15/35 – ACA Insured	8/17 at 100.00	N/R	488,088
400	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	3/22 at 100.00	N/R	405,452
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45	3/25 at 100.00	N/R	101,730
1,350	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, County Facilities Projects, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	AA+	1,364,701
1,000	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail Parking System Project, Series 2017, 5.000%, 4/01/37	4/27 at 100.00	AA+	1,186,980
1,020	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28 Project, Refunding Series 2016B, 3.000%, 4/01/37	4/26 at 100.00	AA+	958,647
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,000	5.000%, 11/15/31	11/25 at 100.00	A	3,306,090
3,000	5.000%, 11/15/33	11/25 at 100.00	A	3,276,360
1,000	5.000%, 11/15/35	11/25 at 100.00	A	1,085,320
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,085,576
500	5.250%, 1/01/36	1/22 at 100.00	A	533,035
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/30	12/26 at 100.00	BBB+	1,136,940
1,000	5.000%, 12/01/33	12/26 at 100.00	BBB+	1,113,500
3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/51 – AGM Insured	11/31 at 37.76	AA	622,500
980	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/35	3/25 at 100.00	N/R	1,005,549
365	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System - Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	11/17 at 100.00	AA+	366,394
4,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	CC	4,629,597
5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	C	1,005,450
NUVEEN      51

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA-	$1,272,950
70	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005B, 4.125%, 8/01/17	7/17 at 100.00	AA-	70,148
1,000	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33	9/25 at 100.00	A	1,102,110
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	8/17 at 100.00	AA-	1,009,590
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,417,968
2,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,815,775
515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	545,833
1,240	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2012B, 5.000%, 9/15/18	No Opt. Call	AA+	1,306,055
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2016, 5.000%, 9/15/30	9/26 at 100.00	AA+	4,267,515
2,770	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2009B, 5.000%, 8/01/17	No Opt. Call	AA+	2,789,888
2,180	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	8/22 at 100.00	AA+	2,586,243
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A, 5.000%, 8/01/26	8/25 at 100.00	AA+	2,474,020
1,395	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	1,616,568
	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	8/17 at 100.00	AA	90,306
35	5.000%, 5/01/21	8/17 at 100.00	AA	35,119
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2012, 4.000%, 5/15/37	5/22 at 100.00	AA+	1,062,780
2,000	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Aa2	2,341,140
57,600	Total Tax Obligation/Limited			51,957,061
	Transportation – 24.0%
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
735	5.000%, 7/01/33	7/26 at 100.00	A2	860,663
350	4.000%, 7/01/36	7/26 at 100.00	A2	375,911
770	4.000%, 7/01/38	7/26 at 100.00	A2	824,477
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
2,875	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	3,329,135
6,400	5.000%, 7/01/46	7/26 at 100.00	BBB	7,231,680
52      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
$ 3,000	0.000%, 7/15/32 (4)	7/28 at 100.00	BBB	$2,503,530
1,755	0.000%, 7/15/40 – AGM Insured (4)	7/28 at 100.00	AA	1,458,089
1,620	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB	1,723,486
1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	AA-	1,075,040
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA-	5,066,200
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA-	2,531,425
3,025	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA-	3,172,620
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA-	1,259,916
3,000	5.625%, 10/01/39	10/18 at 100.00	AA-	3,167,700
670	5.125%, 10/01/39	10/18 at 100.00	AA-	703,775
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA-	1,609,746
5,885	5.000%, 10/01/35	10/20 at 100.00	AA-	6,495,510
3,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (4)	10/28 at 100.00	BBB+	3,858,921
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,160,500
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	3,045,042
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	6,112,600
5,250	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	6,845,580
5,200	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/26 at 100.00	AA-	6,022,588
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	161,748
595	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	634,811
400	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory Put 10/01/19)	No Opt. Call	BBB+	399,392
1,200	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA-	1,336,356
NUVEEN      53

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA-	$1,664,967
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012:
3,575	5.000%, 7/01/34 (Alternative Minimum Tax)	1/22 at 100.00	BBB	3,796,257
2,900	5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	3,049,379
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,633,980
2,460	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	2,783,785
11,590	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	12,757,461
103,890	Total Transportation			100,652,270
	U.S. Guaranteed – 15.8% (5)
750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA (5)	874,088
6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (5)	7,107,428
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB (5)	3,915,661
1,250	5.125%, 10/01/42 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB (5)	1,268,025
	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011:
3,540	5.000%, 4/01/27 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	3,935,064
1,500	5.000%, 4/01/30 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	1,667,400
300	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	342,018
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,080,630
1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R (5)	2,119,185
2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	Aa2 (5)	2,894,196
860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa2 (5)	883,985
3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30 (Pre-refunded 2/01/19)	2/19 at 100.00	AA- (5)	3,241,740
1,830	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R (5)	2,053,791
1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	A (5)	1,823,351
540	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	AA- (5)	603,860
54      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
$ 4,100	5.000%, 1/15/35 (Pre-refunded 1/15/19)	1/19 at 100.00	AA (5)	$4,372,568
2,000	5.000%, 1/15/40 (Pre-refunded 1/15/19)	1/19 at 100.00	AA (5)	2,132,960
20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	22,403
10,100	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40 (Pre-refunded 6/01/18)	6/18 at 100.00	AAA	10,522,180
1,420	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/24 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (5)	1,516,844
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A:
405	5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (5)	425,987
10	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	10,518
1,490	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (5)	1,567,212
1,015	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa3 (5)	1,100,027
1,895	Virginia Public School Authority, Special Obligation School Financing Bonds, Montgomery County, Series 2011, 5.000%, 1/15/27 (Pre-refunded 1/15/21)	1/21 at 100.00	Aa1 (5)	2,162,119
1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2007, 4.750%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AAA	1,013,380
2,605	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (5)	3,110,761
2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40 (Pre-refunded 8/01/20)	8/20 at 100.00	AA- (5)	2,459,894
1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (5)	2,127,055
61,435	Total U.S. Guaranteed			66,354,330
	Utilities – 4.2%
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	B1	1,880,000
3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A2	3,032,640
3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A2	3,226,620
	Guam Power Authority, Revenue Bonds, Series 2012A:
390	5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	443,344
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,692,900
1,350	5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	1,512,473
5,000	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A, 5.000%, 1/15/32	1/26 at 100.00	AA	6,015,600
16,240	Total Utilities			17,803,577
NUVEEN      55

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	May 31, 2017
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.6%
$ 1,500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	$1,650,900
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,359,690
1,200	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	1/21 at 100.00	AA+	1,347,324
2,425	Henrico County, Virginia, Water and Sewer System Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AAA	2,864,313
1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	1,513,352
1,455	Newport News, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 7/15/19	No Opt. Call	AAA	1,580,304
4,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	4,687,200
13,195	Total Water and Sewer			15,003,083
$ 416,515	Total Municipal Bonds (cost $386,702,821)			414,075,625

Shares	Description (1)	Value
	COMMON STOCKS – 0.4%
	Airlines – 0.4%
32,138	American Airlines Group Inc. (6)	$ 1,555,801
	Total Common Stocks (cost $905,444)	1,555,801

	Total Long-Term Investments (cost $387,608,265)	415,631,426
	Other Assets Less Liabilities – 0.9%	3,960,573
	Net Assets – 100%	$ 419,591,999
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(ETM)	Escrowed to maturity.
See accompanying notes to financial statements.
56      NUVEEN

Statement of
Assets and Liabilities
May 31, 2017
	Maryland	Pennsylvania	Virginia
Assets
Long-term investments, at value (cost $176,308,372, $331,896,210 and $387,608,265, respectively)	$185,092,283	$347,051,682	$415,631,426
Cash	—	174,945	—
Receivable for:
Interest	2,969,784	4,528,307	5,478,595
Investments sold	7,648,997	2,752,346	1,845,000
Shares sold	262,880	264,788	787,703
Other assets	2,852	17,162	40,421
Total assets	195,976,796	354,789,230	423,783,145
Liabilities
Cash overdraft	3,381,209	—	2,762,128
Payable for:
Dividends	119,788	272,473	220,697
Investments purchased	3,505,688	3,000,000	—
Shares redeemed	218,302	543,197	791,540
Accrued expenses:
Management fees	80,557	147,353	175,725
Trustees fees	1,891	17,403	41,146
12b-1 distribution and service fees	37,981	60,380	70,013
Other	80,522	122,116	129,897
Total liabilities	7,425,938	4,162,922	4,191,146
Net assets	$188,550,858	$350,626,308	$419,591,999
Class A Shares
Net assets	$ 62,412,256	$122,415,507	$173,724,572
Shares outstanding	5,804,305	11,165,903	15,538,910
Net asset value ("NAV") per share	$ 10.75	$ 10.96	$ 11.18
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.22	$ 11.44	$ 11.67
Class C Shares
Net assets	$ 14,089,278	$ 21,368,711	$ 21,222,427
Shares outstanding	1,315,564	1,957,370	1,899,929
NAV and offering price per share	$ 10.71	$ 10.92	$ 11.17
Class C2 Shares
Net assets	$ 24,104,871	$ 33,031,368	$ 33,801,280
Shares outstanding	2,248,661	3,023,457	3,026,569
NAV and offering price per share	$ 10.72	$ 10.93	$ 11.17
Class I Shares
Net assets	$ 87,944,453	$173,810,722	$190,843,720
Shares outstanding	8,174,777	15,885,859	17,114,018
NAV and offering price per share	$ 10.76	$ 10.94	$ 11.15
Net assets consist of:
Capital paid-in	$185,257,099	$335,781,557	$406,948,083
Undistributed (Over-distribution of) net investment income	224,586	398,154	1,143,227
Accumulated net realized gain (loss)	(5,714,738)	(708,875)	(16,522,472)
Net unrealized appreciation (depreciation)	8,783,911	15,155,472	28,023,161
Net assets	$188,550,858	$350,626,308	$419,591,999
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
NUVEEN      57

Statement of
Operations
Year Ended May 31, 2017
	Maryland	Pennsylvania	Virginia
Investment Income	$ 7,280,506	$ 14,344,185	$15,780,823
Expenses
Management fees	940,483	1,766,518	2,094,280
12b-1 service fees - Class A Shares	132,706	263,987	380,377
12b-1 distibution and service fees - Class C Shares	129,436	205,091	200,001
12b-1 distibution and service fees - Class C2 Shares	204,830	278,509	302,235
Shareholder servicing agent fees	71,212	146,062	165,701
Custodian fees	50,114	73,095	74,060
Trustees fees	5,558	10,570	12,634
Professional fees	38,341	46,420	48,683
Shareholder reporting expenses	23,037	35,645	38,705
Federal and state registration fees	16,141	12,942	12,854
Other	12,691	20,904	20,933
Total expenses	1,624,549	2,859,743	3,350,463
Net investment income (loss)	5,655,957	11,484,442	12,430,360
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,019,726)	(150,379)	(4,172,914)
Change in net unrealized appreciation (depreciation) of investments	(839,693)	(12,239,938)	(4,118,985)
Net realized and unrealized gain (loss)	(2,859,419)	(12,390,317)	(8,291,899)
Net increase (decrease) in net assets from operations	$ 2,796,538	$ (905,875)	$ 4,138,461
See accompanying notes to financial statements.
58      NUVEEN

Statement of
Changes in Net Assets
	Maryland		Pennsylvania		Virginia
	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16
Operations
Net investment income (loss)	$ 5,655,957	$ 5,746,767	$ 11,484,442	$ 10,753,289	$ 12,430,360	$ 12,091,237
Net realized gain (loss) from investments	(2,019,726)	311,509	(150,379)	434,041	(4,172,914)	508,350
Change in net unrealized appreciation (depreciation) of investments	(839,693)	3,181,154	(12,239,938)	8,806,294	(4,118,985)	11,473,658
Net increase (decrease) in net assets from operations	2,796,538	9,239,430	(905,875)	19,993,624	4,138,461	24,073,245
Distributions to Shareholders
From net investment income:
Class A Shares	(2,130,246)	(2,200,551)	(4,352,405)	(4,078,188)	(5,413,155)	(5,833,209)
Class C Shares	(313,456)	(189,540)	(506,017)	(333,751)	(407,696)	(262,780)
Class C2 Shares	(727,777)	(914,335)	(1,007,765)	(1,224,637)	(914,270)	(1,190,108)
Class I Shares	(2,693,433)	(2,551,294)	(5,694,625)	(5,594,501)	(5,143,963)	(5,208,518)
Decrease in net assets from distributions to shareholders	(5,864,912)	(5,855,720)	(11,560,812)	(11,231,077)	(11,879,084)	(12,494,615)
Fund Share Transactions
Proceeds from sale of shares	57,063,218	30,621,836	100,569,464	68,219,335	118,419,388	64,753,451
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,266,201	4,165,038	8,217,161	7,756,311	8,885,673	8,959,301
	61,329,419	34,786,874	108,786,625	75,975,646	127,305,061	73,712,752
Cost of shares redeemed	(51,123,882)	(20,411,795)	(87,022,048)	(42,138,985)	(119,706,836)	(50,090,718)
Net increase (decrease) in net assets from Fund share transactions	10,205,537	14,375,079	21,764,577	33,836,661	7,598,225	23,622,034
Net increase (decrease) in net assets	7,137,163	17,758,789	9,297,890	42,599,208	(142,398)	35,200,664
Net assets at the beginning of period	181,413,695	163,654,906	341,328,418	298,729,210	419,734,397	384,533,733
Net assets at the end of period	$188,550,858	$181,413,695	$350,626,308	$341,328,418	$ 419,591,999	$419,734,397
Undistributed (Over-distribution of) net investment income at the end of period	$ 224,586	$ 508,236	$ 398,154	$ 490,776	$ 1,143,227	$ 644,769
See accompanying notes to financial statements.
NUVEEN      59

Financial
Highlights
Maryland
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2017	$10.92	$0.33	$(0.16)	$ 0.17	$(0.34)	$ —	$(0.34)	$10.75
2016	10.71	0.37	0.22	0.59	(0.38)	—	(0.38)	10.92
2015	10.73	0.38	(0.01)	0.37	(0.39)	—	(0.39)	10.71
2014	11.14	0.41	(0.41)	—	(0.39)	(0.02)	(0.41)	10.73
2013	11.17	0.40	(0.02)	0.38	(0.40)	(0.01)	(0.41)	11.14
Class C (02/14)
2017	10.88	0.25	(0.16)	0.09	(0.26)	—	(0.26)	10.71
2016	10.67	0.28	0.22	0.50	(0.29)	—	(0.29)	10.88
2015	10.70	0.28	(0.01)	0.27	(0.30)	—	(0.30)	10.67
2014(d)	10.39	0.05	0.35	0.40	(0.09)	—	(0.09)	10.70
Class C2 (09/94)(e)
2017	10.89	0.27	(0.16)	0.11	(0.28)	—	(0.28)	10.72
2016	10.67	0.31	0.23	0.54	(0.32)	—	(0.32)	10.89
2015	10.70	0.32	(0.02)	0.30	(0.33)	—	(0.33)	10.67
2014	11.10	0.35	(0.40)	(0.05)	(0.33)	(0.02)	(0.35)	10.70
2013	11.14	0.33	(0.02)	0.31	(0.34)	(0.01)	(0.35)	11.10
Class I (02/92)
2017	10.93	0.36	(0.16)	0.20	(0.37)	—	(0.37)	10.76
2016	10.72	0.39	0.22	0.61	(0.40)	—	(0.40)	10.93
2015	10.74	0.40	(0.01)	0.39	(0.41)	—	(0.41)	10.72
2014	11.15	0.43	(0.41)	0.02	(0.41)	(0.02)	(0.43)	10.74
2013	11.19	0.42	(0.03)	0.39	(0.42)	(0.01)	(0.43)	11.15
60      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

1.65%	$62,412	0.82%	3.09%	46%
5.58	66,981	0.83	3.45	18
3.47	62,189	0.83	3.51	20
0.11	73,469	0.84	3.89	11
3.48	81,761	0.82	3.54	13

0.86	14,089	1.62	2.30	46
4.79	11,119	1.63	2.65	18
2.58	4,697	1.63	2.64	20
3.91	972	1.64*	2.92*	11

1.09	24,105	1.37	2.54	46
5.12	29,954	1.38	2.90	18
2.81	31,866	1.38	2.96	20
(0.37)	35,709	1.39	3.37	11
2.94	46,210	1.37	2.99	13

1.87	87,944	0.62	3.31	46
5.81	73,360	0.63	3.65	18
3.69	64,904	0.63	3.71	20
0.33	55,814	0.64	4.11	11
3.70	72,720	0.62	3.74	13
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(e)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      61

Financial Highlights (continued)
Pennsylvania
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2017	$11.33	$0.36	$(0.37)	$(0.01)	$(0.36)	$ —	$(0.36)	$10.96
2016	11.03	0.38	0.32	0.70	(0.40)	—	(0.40)	11.33
2015	10.95	0.40	0.09	0.49	(0.41)	—	(0.41)	11.03
2014	11.04	0.41	(0.09)	0.32	(0.41)	—	(0.41)	10.95
2013	11.05	0.42	(0.01)	0.41	(0.42)	—	(0.42)	11.04
Class C (02/14)
2017	11.28	0.27	(0.36)	(0.09)	(0.27)	—	(0.27)	10.92
2016	10.98	0.29	0.32	0.61	(0.31)	—	(0.31)	11.28
2015	10.90	0.31	0.09	0.40	(0.32)	—	(0.32)	10.98
2014(d)	10.57	0.04	0.39	0.43	(0.10)	—	(0.10)	10.90
Class C2 (02/94)(e)
2017	11.29	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	10.93
2016	10.98	0.32	0.33	0.65	(0.34)	—	(0.34)	11.29
2015	10.91	0.34	0.08	0.42	(0.35)	—	(0.35)	10.98
2014	10.99	0.35	(0.08)	0.27	(0.35)	—	(0.35)	10.91
2013	11.00	0.35	(0.01)	0.34	(0.35)	—	(0.35)	10.99
Class I (02/97)
2017	11.30	0.38	(0.36)	0.02	(0.38)	—	(0.38)	10.94
2016	11.00	0.40	0.32	0.72	(0.42)	—	(0.42)	11.30
2015	10.92	0.42	0.09	0.51	(0.43)	—	(0.43)	11.00
2014	11.01	0.43	(0.09)	0.34	(0.43)	—	(0.43)	10.92
2013	11.01	0.44	—**	0.44	(0.44)	—	(0.44)	11.01
62      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(0.02)%	$122,416	0.80%	3.26%	11%
6.47	126,511	0.81	3.43	16
4.50	107,673	0.81	3.62	10
3.13	112,184	0.82	3.89	6
3.71	110,880	0.80	3.73	11

(0.77)	21,369	1.60	2.46	11
5.65	17,541	1.60	2.60	16
3.68	7,725	1.61	2.76	10
4.06	1,115	1.62*	2.79*	6

(0.52)	33,031	1.35	2.71	11
5.97	39,609	1.36	2.90	16
3.85	41,795	1.36	3.08	10
2.64	45,540	1.37	3.36	6
3.14	50,548	1.35	3.17	11

0.24	173,811	0.60	3.46	11
6.66	157,668	0.61	3.64	16
4.69	141,537	0.61	3.82	10
3.31	114,662	0.62	4.11	6
3.98	133,792	0.60	3.93	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(e)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      63

Financial Highlights (continued)
Virginia
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2017	$11.38	$0.33	$(0.21)	$0.12	$(0.32)	$ —	$(0.32)	$11.18
2016	11.05	0.34	0.35	0.69	(0.36)	—	(0.36)	11.38
2015	11.06	0.38	0.01	0.39	(0.40)	—	(0.40)	11.05
2014	11.40	0.42	(0.36)	0.06	(0.40)	—	(0.40)	11.06
2013	11.38	0.41	0.04	0.45	(0.41)	(0.02)	(0.43)	11.40
Class C (02/14)
2017	11.37	0.24	(0.21)	0.03	(0.23)	—	(0.23)	11.17
2016	11.04	0.25	0.35	0.60	(0.27)	—	(0.27)	11.37
2015	11.05	0.29	0.01	0.30	(0.31)	—	(0.31)	11.04
2014(d)	10.69	0.05	0.41	0.46	(0.10)	—**	(0.10)	11.05
Class C2 (10/93)(e)
2017	11.36	0.27	(0.21)	0.06	(0.25)	—	(0.25)	11.17
2016	11.04	0.28	0.34	0.62	(0.30)	—	(0.30)	11.36
2015	11.05	0.32	0.01	0.33	(0.34)	—	(0.34)	11.04
2014	11.38	0.36	(0.35)	0.01	(0.34)	—	(0.34)	11.05
2013	11.37	0.34	0.03	0.37	(0.34)	(0.02)	(0.36)	11.38
Class I (02/97)
2017	11.35	0.35	(0.21)	0.14	(0.34)	—	(0.34)	11.15
2016	11.02	0.36	0.34	0.70	(0.37)	—	(0.37)	11.35
2015	11.02	0.41	0.01	0.42	(0.42)	—	(0.42)	11.02
2014	11.35	0.44	(0.35)	0.09	(0.42)	—	(0.42)	11.02
2013	11.34	0.43	0.02	0.45	(0.42)	(0.02)	(0.44)	11.35
64      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

1.08%	$173,725	0.79%	2.96%	34%
6.31	197,825	0.79	3.08	15
3.59	177,350	0.80	3.47	22
0.74	178,421	0.81	3.94	12
3.96	206,968	0.79	3.54	10

0.27	21,222	1.59	2.17	34
5.47	16,268	1.59	2.25	15
2.76	7,662	1.59	2.58	22
4.32	1,537	1.61*	2.90*	12

0.58	33,801	1.34	2.41	34
5.66	43,353	1.34	2.53	15
3.04	47,290	1.35	2.92	22
0.25	54,443	1.36	3.40	12
3.29	72,592	1.34	2.99	10

1.25	190,844	0.59	3.16	34
6.50	162,288	0.59	3.28	15
3.86	152,232	0.60	3.66	22
1.00	132,334	0.61	4.14	12
4.04	171,075	0.59	3.75	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(e)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      65

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2017 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Maryland	Pennsylvania
Outstanding when-issued/delayed delivery purchase commitments	$3,505,688	$3,000,000
Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.
66      NUVEEN

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
NUVEEN      67

Notes to Financial Statements (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$184,405,829	$ —	$184,405,829
Common Stocks	686,454	—	—	686,454
Total	$686,454	$184,405,829	$ —	$185,092,283

Pennsylvania	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$347,051,682	$ —	$347,051,682
68      NUVEEN

Virginia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$414,075,625	$ —	$414,075,625
Common Stocks	1,555,801	—	—	1,555,801
Total	$1,555,801	$414,075,625	$ —	$415,631,426

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse
NUVEEN      69

Notes to Financial Statements (continued)
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Maryland	Pennsylvania	Virginia
Floating rate obligations: self-deposited Inverse Floaters	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	465,000	—
Total	$ —	$465,000	$ —
During the current fiscal period, none of the funds invested in self-deposited Inverse Floaters.
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds did not have any self-deposited or externally deposited Inverse Floaters issued by Recourse Trusts.
70      NUVEEN

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
The Funds have an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/17		Year Ended 5/31/16
Maryland	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,680,882	$ 18,155,090	885,781	$ 9,615,419
Class C	502,986	5,390,328	603,378	6,507,586
Class C2	81,978	864,680	47,474	511,404
Class I	3,073,691	32,653,120	1,293,374	13,987,427
Shares issued to shareholders due to reinvestment of distributions:
Class A	152,615	1,638,928	150,372	1,624,436
Class C	21,931	234,509	14,031	151,286
Class C2	51,071	547,378	64,715	696,707
Class I	171,912	1,845,386	156,531	1,692,609
	5,737,066	61,329,419	3,215,656	34,786,874
Shares redeemed:
Class A	(2,161,556)	(23,008,339)	(712,693)	(7,698,574)
Class C	(231,148)	(2,435,390)	(35,793)	(383,868)
Class C2	(635,438)	(6,778,448)	(346,871)	(3,732,965)
Class I	(1,782,553)	(18,901,705)	(795,279)	(8,596,388)
	(4,810,695)	(51,123,882)	(1,890,636)	(20,411,795)
Net increase (decrease)	926,371	$ 10,205,537	1,325,020	$ 14,375,079

NUVEEN      71

Notes to Financial Statements (continued)
	Year Ended 5/31/17		Year Ended 5/31/16
Pennsylvania	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,600,307	$ 40,069,866	2,542,410	$ 28,385,781
Class C	699,263	7,789,490	936,133	10,388,890
Class C2	40,122	433,263	13,761	152,508
Class I	4,783,433	52,276,845	2,635,534	29,292,156
Shares issued to shareholders due to reinvestment of distributions:
Class A	342,031	3,770,401	311,774	3,471,283
Class C	41,736	457,501	27,322	303,287
Class C2	73,249	805,178	87,298	967,381
Class I	289,568	3,184,081	271,446	3,014,360
	9,869,709	108,786,625	6,825,678	75,975,646
Shares redeemed:
Class A	(3,942,822)	(42,772,086)	(1,452,189)	(16,177,612)
Class C	(338,871)	(3,667,004)	(111,932)	(1,243,613)
Class C2	(599,460)	(6,541,582)	(397,485)	(4,399,364)
Class I	(3,135,768)	(34,041,376)	(1,827,246)	(20,318,396)
	(8,016,921)	(87,022,048)	(3,788,852)	(42,138,985)
Net increase (decrease)	1,852,788	$ 21,764,577	3,036,826	$ 33,836,661

	Year Ended 5/31/17		Year Ended 5/31/16
Virginia	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,875,505	$ 43,002,768	2,664,389	$ 29,818,279
Class C	767,856	8,616,517	790,395	8,835,874
Class C2	14,674	163,403	23,243	258,998
Class I	6,054,343	66,636,700	2,318,105	25,840,300
Shares issued to shareholders due to reinvestment of distributions:
Class A	416,916	4,651,721	436,642	4,876,781
Class C	30,223	336,308	18,918	211,423
Class C2	62,077	692,228	80,353	895,408
Class I	288,428	3,205,416	267,344	2,975,689
	11,510,022	127,305,061	6,599,389	73,712,752
Shares redeemed:
Class A	(6,138,817)	(67,586,441)	(1,760,817)	(19,591,726)
Class C	(329,150)	(3,627,829)	(72,151)	(803,569)
Class C2	(865,388)	(9,606,707)	(571,965)	(6,352,909)
Class I	(3,531,805)	(38,885,859)	(2,098,111)	(23,342,514)
	(10,865,160)	(119,706,836)	(4,503,044)	(50,090,718)
Net increase (decrease)	644,862	$ 7,598,225	2,096,345	$ 23,622,034
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Maryland	Pennsylvania	Virginia
Purchases	$100,084,280	$62,132,330	$164,494,680
Sales and maturities	83,862,894	36,867,869	138,242,785
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally
72      NUVEEN

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of May 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Maryland	Pennsylvania	Virginia
Cost of investments	$175,985,301	$331,444,979	$386,874,806
Gross unrealized:
Appreciation	$ 9,999,163	$ 20,354,003	$ 29,709,903
Depreciation	(892,181)	(4,747,300)	(953,283)
Net unrealized appreciation (depreciation) of investments	$ 9,106,982	$ 15,606,703	$ 28,756,620
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2017, the Funds' tax year end, as follows:
	Maryland	Pennsylvania	Virginia
Capital paid-in	$ —	$ —	$ —
Undistributed (Over-distribution of) net investment income	(74,695)	(16,252)	(52,818)
Accumulated net realized gain (loss)	74,695	16,252	52,818
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds' tax year end, were as follows:
	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income[1]	$352,445	$890,886	$1,371,037
Undistributed net ordinary income[2]	9,660	—	8,116
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2017 through May 31, 2017, and paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2017 and May 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income[3]	$5,783,101	$11,481,292	$11,793,743
Distributions from net ordinary income[2]	128,541	57,266	113,794
Distributions from net long-term capital gains	—	—	—

2016	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$5,817,957	$11,161,850	$12,528,860
Distributions from net ordinary income[2]	10,947	51,160	73,607
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2017, as Exempt Interest Dividends.
As of May 31, 2017, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.
NUVEEN      73

Notes to Financial Statements (continued)
	Maryland	Pennsylvania	Virginia
Expiration:
May 31, 2018	$ —	$344,897	$ —
Not subject to expiration	5,714,738	356,414	16,522,472
Total	$5,714,738	$701,311	$16,522,472
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Maryland	Pennsylvania	Virginia
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2017, the complex-level fee rate for each Fund was 0.1606%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
74      NUVEEN

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Maryland	Pennsylvania	Virginia
Purchases	$5,434,717	$399,568	$15,706,233
Sales	4,103,976	—	11,150,988
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$155,064	$361,832	$260,705
Paid to financial intermediaries (Unaudited)	139,589	321,992	230,273
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$88,412	$158,937	$133,701
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$64,899	$100,458	$100,162
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$22,013	$8,706	$31,243
8.  Borrowings Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period) Maryland and Pennsylvania each borrowed $400,231 and $7,098,345, respectively, from the Unsecured Credit Line at an annualized rate of 2.02%. Virginia did not participate in the Unsecured Credit Line during the current fiscal period.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
NUVEEN      75

Notes to Financial Statements (continued)
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
Accounting Standards Update 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
10.  Subsequent Events
Management Fees
During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.
Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedule:
Average Daily Net Assets	Maryland	Pennsylvania	Virginia
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets of $10 billion and greater	0.2375	0.2375	0.2375
Uncommitted Line of Credit
The Unsecured Credit Line (as described in Note 8 - Borrowing Arrangements) was not renewed after its scheduled Termination Date on July 27, 2017.
76      NUVEEN

Additional
Fund Information (Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Steet
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN      77

Glossary of Terms
Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
78      NUVEEN

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
NUVEEN      79

Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining
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and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that manage
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ment had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.
For Nuveen Maryland Municipal Bond Fund (the “Maryland Fund”), the Board noted that the Fund ranked in the third quartile in its Performance Peer Group in the one-year period and the first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund”), the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the second quartile in the three-year period and first quartile in the five-year period. Although the Fund also underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Virginia Municipal Bond Fund (the “Virginia Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and the first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratios of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratios with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the Maryland Fund had a net management fee slightly higher than the peer average but a net expense ratio in line with the peer average, the Pennsylvania Fund had a net management fee and a net expense ratio in line with its respective peer average, and the Virginia Fund had a net management fee in line with the peer average and a net expense ratio below the peer average.
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In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.
The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may
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have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the Nuveen open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable), as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the
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Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Trustees
and Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young[3] 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	176

88      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
NUVEEN      89

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177
(1)     Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)     On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
90      NUVEEN

Notes
NUVEEN      91

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-MS1-0517D227066-INV-Y-07/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Colorado Municipal Bond Fund	29,027	1,629	0	0
Nuveen Arizona Municipal Bond Fund	28,608	1,629	0	0
Nuveen Pennsylvania Municipal Bond Fund	29,608	1,629	0	0
Nuveen Virginia Municipal Bond Fund	29,912	1,629	0	0
Nuveen New Mexico Municipal Bond Fund	28,449	1,629	0	0
Nuveen Maryland Municipal Bond Fund	28,896	1,629	0	0

Total	$174,500	$9,774	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Colorado Municipal Bond Fund	0%	0%	0%	0%
Nuveen Arizona Municipal Bond Fund	0%	0%	0%	0%
Nuveen Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Nuveen Virginia Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Mexico Municipal Bond Fund	0%	0%	0%	0%
Nuveen Maryland Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Colorado Municipal Bond Fund	28,014	0	11	0
Nuveen Arizona Municipal Bond Fund	27,662	0	8	9
Nuveen Pennsylvania Municipal Bond Fund	28,647	0	28	9
Nuveen Virginia Municipal Bond Fund	29,018	0	37	0
Nuveen New Mexico Municipal Bond Fund	27,580	0	8	0
Nuveen Maryland Municipal Bond Fund	27,981	0	17	0

Total	$168,902	$0	$109	$18

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Colorado Municipal Bond Fund	0%	0%	0%	0%
Nuveen Arizona Municipal Bond Fund	0%	0%	0%	0%
Nuveen Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Nuveen Virginia Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Mexico Municipal Bond Fund	0%	0%	0%	0%
Nuveen Maryland Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Colorado Municipal Bond Fund	0	0	0	0
Nuveen Arizona Municipal Bond Fund	0	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	0	0	0	0
Nuveen Virginia Municipal Bond Fund	0	0	0	0
Nuveen New Mexico Municipal Bond Fund	0	0	0	0
Nuveen Maryland Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Colorado Municipal Bond Fund	11	0	0	11
Nuveen Arizona Municipal Bond Fund	17	0	0	17
Nuveen Pennsylvania Municipal Bond Fund	37	0	0	37
Nuveen Virginia Municipal Bond Fund	37	0	0	37
Nuveen New Mexico Municipal Bond Fund	8	0	0	8
Nuveen Maryland Municipal Bond Fund	17	0	0	17

Total	$127	$0	$0	$127

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: August 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2017